UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Basic Energy Services, Inc.

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Basic Energy Services, Inc.
500 W. Illinois, Suite 100
Midland, Texas 79701

NOTICE OF THE 2009
ANNUAL MEETING OF STOCKHOLDERS

The 2009 Annual Meeting of Stockholders of Basic Energy Services, Inc. will be held on Tuesday, May 26, 2009, at 10:00 a.m. local time, at the Petroleum Club of Midland, located at 501 W. Wall, Midland, Texas 79701, for the following purposes:

1. To elect three Class I directors to serve a three-year term;

2. To approve the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan;

3. To ratify the appointment of KPMG LLP as our independent auditor for fiscal year 2009; and

4. To transact such other business as may properly come before the meeting, or any adjournment of it.

Stockholders of record at the close of business on April 23, 2009 are entitled to vote at the meeting or any adjournment. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during ordinary business hours at our offices at 500 W. Illinois, Suite 100, Midland, Texas 79701 during the ten days prior to the meeting. Stockholders holding at least a majority of the outstanding shares of our common stock are required to be present or represented by proxy at the meeting to constitute a quorum.

Please note that space limitations make it necessary to limit attendance at the meeting to stockholders, though each stockholder may be accompanied by one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and seating will begin at 9:45 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts must bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting. You may obtain directions to the Petroleum Club of Midland by calling (432) 682-2557.

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders to Be Held on May 26, 2009: This notice, the proxy statement for the 2009 Annual Meeting of the Stockholders and our annual report on Form 10-K for the fiscal year ended December 31, 2008 are available at https://www.proxydocs.com/BAS.

By Order of the Board of Directors,

Alan Krenek,
Secretary

Midland, Texas
April 24, 2009

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

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PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2009

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors in connection with the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) of Basic Energy Services, Inc., a Delaware corporation (the “Company”), to be held at the Petroleum Club of Midland, located at 501 W. Wall, Midland, Texas 79701, on Tuesday, May 26, 2009, at 10:00 a.m. local time. Stockholders of record at the close of business on April 23, 2009, are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment.

When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted on the proxy. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company at the mailing address provided below or by attending the meeting in person and so notifying the inspector of elections.

Management does not intend to present any business for a vote at the 2009 Annual Meeting, other than (i) the election of directors, (ii) approval of the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Restated Incentive Plan”) and (iii) the ratification of KPMG LLP as the Company’s independent auditor for fiscal year 2009. Unless stockholders specify otherwise in their proxy, their shares will be voted FOR the election of the nominees listed in this proxy statement, FOR the approval of the Restated Incentive Plan and FOR the ratification of the independent auditor. If other matters requiring the vote of stockholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment.

The complete mailing address of the Company’s executive offices is 500 W. Illinois, Suite 100, Midland, Texas 79701. The approximate date on which this proxy statement and the accompanying proxy card are first being sent or given to the stockholders of the Company is April 24, 2009.

VOTING PROCEDURES

A majority of the outstanding shares of our common stock present or represented by proxy at the 2009 Annual Meeting will constitute a quorum for the transaction of business. ADP Investor Communication Services will tabulate all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The Company will appoint an inspector of elections at the meeting.

The affirmative vote of holders of a plurality of our common stock present or represented by proxy at the meeting and entitled to vote is required for the election of each nominee for director. Therefore, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

For approval of the Restated Incentive Plan, ratification of the independent auditor and any other matters presented for a vote of stockholders, the affirmative vote of holders of a majority of our common stock present or represented by proxy at the meeting and entitled to vote is required. Therefore, on any such matters, abstentions have the effect of a negative vote, and broker non-votes will not be taken into account.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

VOTING SECURITIES

On April 23, 2009, the record date, there were outstanding 40,682,672 shares of our common stock held of record by approximately 298 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of our common stock held on the record date. Stockholders do not have cumulative voting rights.

PROPOSAL 1:

ELECTION OF DIRECTORS

Board of Directors.  The Company’s Bylaws provide for the Board of Directors to serve in three classes having staggered terms of three years each. Three Class I directors will be elected at the 2009 Annual Meeting to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2012. Pursuant to Delaware law, in the event of a vacancy on the Board of Directors, a majority of the remaining directors will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, removal, disqualification or other cause created the vacancy and thereafter until the election of a successor director.

Recommendation; Proxies.  The Board of Directors recommends a vote FOR each of the nominees named below. The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority FOR the election of the nominees named below. Although the Board of Directors of the Company does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

Nominees.  The following table sets forth information for each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

			Director
Name	Principal Occupation	Age	Since	Class

Sylvester P. Johnson, IV	Mr. Johnson has served as President and Chief Executive Officer and a director of Carrizo Oil & Gas, Inc. since December 1993. Prior to that, he worked for Shell Oil Company for 15 years. His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. Mr. Johnson is a director of Pinnacle Gas Resources, Inc. Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado.	53	2001	I
Steven A. Webster	Mr. Webster has served as Co-Managing Partner and President of Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, media and healthcare sectors, since July 1, 2005. From 2000 until June 30, 2005, Mr. Webster served as Chairman of Global Energy Partners, a specialty group within Credit Suisse’s Alternative Capital Division that made investments in energy companies. From 1998 to 1999, Mr. Webster served as Chief Executive Officer and President of R&B Falcon Corporation, and from 1988 to 1998, Mr. Webster served as Chairman and Chief Executive Officer of Falcon Drilling Company, both offshore drilling contractors. Mr. Webster serves as Chairman of Carrizo Oil & Gas, Inc. and as a director of SEACOR Holdings Inc., Hercules Offshore, Inc., Camden Property Trust, Geokinetics, Inc. and various privately held companies. Mr. Webster was the founder and an original shareholder of Falcon, a predecessor to Transocean, Inc., and was a co-founder and original shareholder of Carrizo. Mr. Webster holds a B.S.I.M. from Purdue University and an M.B.A. from Harvard Business School.	57	2001	I

			Director
Name	Principal Occupation	Age	Since	Class

H. H. Wommack, III	Mr. Wommack was our founder and our Chairman of the Board from 1992 until January 2001. Mr. Wommack is currently a principal of and Chief Executive Officer of Sagebrush Oil & Gas, LLC, a privately held oil and gas company that he founded in August 2008. From May 2004 until July 2008, Mr. Wommack served as Chief Executive Officer of Saber Resources, LLC, a privately held oil and gas company that he founded in May 2004. Mr. Wommack served as Chairman of the Board, President, Chief Executive Officer and a Director of Southwest Royalties Holdings, Inc. from its formation in July 1997 until April 2005 and of Southwest Royalties, Inc. from its formation in 1983 until its sale in May 2004. Prior to the formation of Southwest Royalties, Mr. Wommack was a self-employed independent oil and gas producer. Mr. Wommack is currently Chairman of the Board of Midland Red Oak Realty, a commercial real estate company involved in investments in the Southwest. He graduated with a B.A. from the University of North Carolina and a J.D. from the University of Texas School of Law.	53	1992	I

Other Directors.  The following table sets forth certain information for the Class II and Class III directors, whose terms will expire at the Annual Meetings of Stockholders in 2010 and 2011, respectively.

			Director
Name	Principal Occupation	Age	Since	Class

William E. Chiles	Mr. Chiles has served as the Chief Executive Officer and President and a director of Bristow Group Inc. (formerly Offshore Logistics, Inc.), a provider of helicopter transportation services to the worldwide offshore oil and gas industry, since July 2004. Mr. Chiles served as Executive Vice President and Chief Operating Officer of Grey Wolf, Inc. from March 2003 until June 2004. Mr. Chiles served as Vice President of Business Development at ENSCO International Incorporated from August 2002 until March 2003. From August 1997 until its merger into an ENSCO International affiliate in August 2002, Mr. Chiles served as President and Chief Executive Officer of Chiles Offshore Inc. Mr. Chiles has a B.B.A. in Petroleum Land Management from the University of Texas and an M.B.A. in Finance and Accounting with honors from Southern Methodist University, Dallas.	60	2003	II

			Director
Name	Principal Occupation	Age	Since	Class

Robert F. Fulton	Mr. Fulton has served as President and Chief Executive Officer of Frontier Drilling ASA, an offshore oil and gas drilling and production contractor, since September 2002. From December 2001 to August 2002, Mr. Fulton managed personal investments. Prior to December 2001, Mr. Fulton spent most of his business career in the energy service and contract drilling industry. He served as Executive Vice President and Chief Financial Officer of Merlin Offshore Holdings, Inc. from August 1999 until November 2001. From 1998 to June 1999, Mr. Fulton served as Executive Vice President of Finance for R&B Falcon Corporation, during which time he closed the merger of Falcon Drilling Company with Reading & Bates Corporation to create R&B Falcon Corporation and then the merger of R&B Falcon Corporation with Cliffs Drilling Company. He graduated with a B.S. degree in Accountancy from the University of Illinois and an M.B.A. in finance from Northwestern University.	57	2001	II
James S. D’Agostino	Mr. D’Agostino serves as Chairman of the Board, President and Chief Executive Officer of Encore Bancshares, Inc., a banking, wealth management and insurance services holding company currently listed on the NASDAQ Global Market, and has served in such capacities for its subsidiary, Encore Bank, N.A., since November 1999. From 1998 to 1999, Mr. D’Agostino served as Vice Chairman and Group Executive, and from 1997 until 1998, he served as President, Member of the Office of Chairman and a director, of American General Corporation. Mr. D’Agostino graduated with an economics degree from Villanova University and a J.D. from Seton Hall University School of Law.	62	2004	III
Kenneth V. Huseman	Mr. Huseman has 30 years of well servicing experience. He has been our President and Chief Executive Officer and a director since 1999. Prior to joining Basic, he was Chief Operating Officer at Key Energy Services from 1996 to 1999. He was a Divisional Vice President at WellTech, Inc., from 1993 to 1996. From 1978 to 1993, he was employed at Pool Energy Services Co., where he managed operations throughout the United States, including drilling operations in Alaska. Mr. Huseman graduated with a B.B.A. degree in Accounting from Texas Tech University.	56	1999	III

			Director
Name	Principal Occupation	Age	Since	Class

Thomas P. Moore, Jr.	Mr. Moore has served as a director of Basic since 2005. Mr. Moore was a Senior Principal of State Street Global Advisors, the head of Global Fundamental Strategies, and a member of the Senior Management Group from 2001 through July 2005. Mr. Moore retired from this position in July 2005. From 1986 through 2001, he was a Senior Vice President of State Street Research & Management Company and was head of the State Street Research International Equity Team. From 1977 to 1986 he served in positions of increasing responsibility with Petrolane, Inc., including Administrative Vice President (1977-1981), President of Drilling Tools, Inc., an oilfield equipment rental subsidiary (1981-1984), and President of Brinkerhoff-Signal, Inc., an oil well contract drilling subsidiary (1984-1986). Mr. Moore is a Chartered Financial Analyst and holds an M.B.A. degree from Harvard Business School.	70	2005	III

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board of Directors

Meetings.  During fiscal 2008, the Board of Directors held eight meetings of the full Board and 18 meetings of committees. The Nominating and Corporate Governance Committee held four meetings, the Compensation Committee held seven meetings and the Audit Committee held seven meetings during fiscal 2008. In addition, the Company’s independent auditors and management meet with the Audit Committee Chairman prior to the issuance of earnings press releases, and the other members of the Audit Committee are invited to attend these meetings. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of committees of the Board on which he served (during the periods that he served). Our non-management directors meet at regularly scheduled executive sessions presided over by our Chairman, Mr. Webster. Additionally, our independent directors meet at least once a year without members of management or non-independent directors present. Messrs. Huseman, D’Agostino, Webster and Johnson attended our 2008 annual meeting of stockholders.

Compensation.  Directors who are our employees do not receive a retainer or fees for service on the Board or any committees. We pay non-employee members of the Board for their service as directors. For 2008, directors who were not employees received an annual fee of $35,000. In addition, the chairman of each committee received the following annual fees: Audit Committee — $15,000; Compensation Committee — $10,000; and Nominating and Corporate Governance Committee — $10,000. Directors who were not employees received a fee of $2,000 for each Board meeting attended whether in person or telephonically. For committee meetings, directors who were not employees received a fee of $2,000 for each committee meeting attended whether in person or telephonically. In addition, each non-employee director has received, upon election to the Board, a stock option to purchase 37,500 shares of our common stock at the market price on the date of grant, and the option vests ratably over three years.

In 2008, based in part on a review and recommendations by Pearl Meyer & Partners, our independent compensation consultants, and our Compensation Committee, and consistent with compensation for 2007, each non-employee director received an annual grant of 4,000 shares of restricted stock that vest ratably over four years. Our Chairman was also granted additional shares of restricted stock in 2007 and in 2008 that vested upon issuance as consideration for services in his capacity as Chairman and in lieu of his annual director fees. For additional information regarding fees earned for services as a director effective in 2007 and 2008, see “Compensation Discussion and Analysis — Board Process — Compensation of Directors.” Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or committees and for other reasonable expenses related to the performance of their duties as directors.

Independence.  Our Board of Directors currently consists of eight members, including five members determined by our Board to be independent — Messrs. D’Agostino, Chiles, Johnson, Moore and Wommack.

The Board has determined that Messrs. D’Agostino, Chiles, Johnson, Moore and Wommack are independent as that term is defined by rules of the New York Stock Exchange and, in the case of the Audit Committee, rules of the Securities and Exchange Commission. In determining that each of these directors is independent, the Board considered that the Company and its subsidiaries in the ordinary course of business sell products and services to other companies, including those at which certain directors serve (or recently served) as executive officers or directors. In particular, Carrizo Oil & Gas, Inc., a company for which Mr. Johnson serves as President and Chief Executive Officer and a director, uses the services of the Company, but such services represented less than 2% of Carrizo’s revenues in 2007 and 2008. Affiliates of Mr. Wommack also have used services of the Company, but such services also represented less than 2% of such affiliates’ revenues. In each case, the transactions and contributions did not automatically disqualify the directors from being considered independent under the NYSE rules. The Board also determined that these transactions were not otherwise material to the Company or to the other company involved in the transactions and that none of our directors had a material interest in the transactions with these companies. Based upon its review, the Board of Directors has affirmatively determined that each of these directors are independent and that none of these independent directors has a material relationship with the Company.

Shareholder and Interested Party Communications with the Board of Directors.  Shareholders and interested parties may communicate directly with the Board or a particular director by sending a letter to the attention of the Board or the particular director(s), as applicable, c/o Secretary, Basic Energy Services, Inc., 500 W. Illinois, Suite 100, Midland, Texas 79701. Shareholder communications must contain a clear notation on the mailing envelope indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” Additionally, if the enclosed letter is from an interested party, the mailing envelope must contain a clear notation indicating that it is an “Interested Party-Board Communication” or an “Interested Party-Director Communication,” as applicable. All such letters must identify the author as a shareholder and/or interested party and clearly state whether the intended recipients are all members of the Board, certain specified individual directors or a group of directors, such as the non-management directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Committees

All of the directors on our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are currently independent in compliance with the requirements of the Sarbanes Oxley Act of 2002, the NYSE listing standards and SEC rules and regulations. The following table shows the committees on which each director serves:

Nominating
and Corporate
Director	Audit	Governance	Compensation

Steven A. Webster
Kenneth V. Huseman
James S. D’Agostino, Jr.	X		X
William E. Chiles	X		X
Robert F. Fulton
Sylvester P. Johnson, IV		X
H. H. Wommack, III			X
Thomas P. Moore, Jr.	X	X

Audit Committee.  The responsibilities of the Audit Committee, composed of Messrs. Moore (Chairman), D’Agostino and Chiles, include:

•	to appoint, engage and terminate our independent auditors;

•	to approve fees paid to our independent auditors for audit and permissible non-audit services in advance;

•	to evaluate, at least on an annual basis, the qualifications, independence and performance of our independent auditors;

•	to review and discuss with our independent auditors reports provided by the independent auditors to the Audit Committee regarding financial reporting issues;

•	to review and discuss with management and our independent auditors our quarterly and annual financial statements prior to our filing of periodic reports;

•	to review our procedures for internal auditing and the adequacy of our disclosure controls and procedures and internal control over financial reporting;

•	to establish and maintain procedures for the receipt, retention and treatment of complaints received by us and concerns of employees regarding accounting and auditing matters; and

•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Board of Directors has determined that

Messrs. Moore and D’Agostino are “audit committee financial experts.” The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

Nominating and Corporate Governance Committee.  The responsibilities of the Nominating and Corporate Governance Committee, composed of Messrs. Johnson (Chairman) and Moore include:

•	to identify, recruit and evaluate candidates for membership on the Board and to develop processes for identifying and evaluating such candidates;

•	to annually present to the Board a list of nominees recommended for election to the Board at the annual meeting of stockholders, and to present to the Board, as necessary, nominees to fill any vacancies that may occur on the Board;

•	to adopt a policy regarding the consideration of any director candidates recommended by our stockholders and the procedures to be followed by such stockholders in making such recommendations;

•	to adopt a process for our stockholders to send communications to the Board;

•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board;

•	to oversee our policies and procedures regarding compliance with applicable laws and regulations relating to the honest and ethical conduct of our directors, officers and employees;

•	to have the sole responsibility for granting any waivers under our Code of Ethics and Corporate Governance Guidelines; and

•	to evaluate annually, based on input from the entire Board, the performance of the CEO and report the results of such evaluation to the Compensation Committee of the Board.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Company’s website (www.basicenergyservices.com).

The Nominating and Corporate Governance Committee has not established any minimum qualifications for non-employee director candidates that it recommends for nomination.

The Nominating and Corporate Governance Committee has established procedures for identifying and evaluating nominees. First, the Committee considers the Board’s needs. Candidates will first be interviewed by the Committee. If approved by the Committee, candidates will then be interviewed by all other members of the Board. The full Board, with such interested directors recusing themselves as appropriate, will approve all final nominations after considering the recommendations of the Committee. The Chairman of the Board, acting on behalf of the other members of the Board, will extend the formal invitation to an approved candidate to stand for election to the Board.

Stockholders may nominate director candidates in accordance with the Company’s Bylaws. To summarize, such nominations must be made in writing to the Company’s Secretary at the Company’s principal executive offices. The recommendation must set forth certain information about both the nominee and the nominating stockholder(s). The foregoing is a summary, and the specific requirements and procedures of the Bylaws, including timing of proposals, control.

The stockholder’s notice must set forth as to each nominee all information relating to the nominee that may be required under United States securities laws to be disclosed in solicitations of proxies for the election of directors, including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder’s notice must also set forth as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of any such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and any such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees.

If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedures are not followed, the Board or the chairman of the meeting may determine that the stockholder’s nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of the Company. The Committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Compensation Committee.  The responsibilities of the Compensation Committee, composed of Messrs. Chiles (Chairman), D’Agostino and Wommack, include:

•	to evaluate and develop the compensation policies applicable to our executive officers and make recommendations to the Board with respect to the compensation to be paid to our executive officers;

•	to review, approve and evaluate on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

•	to determine and approve our Chief Executive Officer’s compensation, including salary, bonus, incentive and equity compensation;

•	to review and make recommendations regarding the compensation paid to non-employee directors;

•	to review and make recommendations to the Board with respect to our incentive compensation plans and to assist the Board with the administration of such plans; and

•	to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website (www.basicenergyservices.com).

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Ethics

The Board of Directors has adopted Corporate Governance Guidelines, which present a flexible framework within which the Board, supported by its committees, directs the affairs of the Company. The Board of Directors has also adopted a Code of Ethics that applies to the Company’s directors and executive officers, including its Chief Executive Officer and Chief Financial Officer. The Corporate Governance Guidelines and Code of Ethics are available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at this location on its website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of April 23, 2009 by (1) all persons who beneficially own more than 5% of the outstanding voting securities of the Company, to the knowledge of the Company’s management, (2) each current director, (3) each executive officer named in the Summary Compensation Table and (4) all current directors and executive officers as a group.

	Amount and Nature	Percent of
	of Beneficial	Shares
Name	Ownership	Outstanding

DLJ Merchant Banking Partners III, L.P. and affiliated funds(1)	18,059,424	44.4%
FMR LLC(2)	4,000,000	9.8%
Barclays Global Investors, NA.(3)	2,372,189	5.8%
Kenneth V. Huseman(4)	882,873	2.2%
Alan Krenek(5)	182,290	*
Charles W. Swift(6)	193,006	*
T.M. “Roe” Patterson(7)	63,360	*
James E. Tyner(8)	36,477	*
James F. Newman(9)	28,475	*
Mark D. Rankin(10)	55,881	*
Douglas B. Rogers(11)	25,785	*
Steve J. McCoy(12)	5,488	*
Steven A. Webster(13)(14)	302,750	*
James S. D’Agostino, Jr.(13)(15)	84,950	*
William E. Chiles(13)(16)	20,750	*
Robert F. Fulton(13)(17)	100,750	*
Sylvester P. Johnson, IV(13)(17)	100,750	*
Thomas P. Moore, Jr.(13)(18)	105,000	*
H.H. Wommack, III(13)(19)	204,895	*
Directors and Executive Officers as a Group (16 persons)(20)	2,393,480	5.7%

*	Less than one percent.

(1)	Includes 18,059,424 shares of common stock owned by DLJ Merchant Banking and its affiliates as follows: DLJ Merchant Banking Partners III, L.P. (12,650,117 shares); DLJ ESC II, L.P. (1,493,185 shares); DLJ Offshore Partners III, C.V. (884,531 shares); DLJ Offshore Partners III-1, C.V. (228,284 shares); DLJ Offshore Partners III-2, C.V. (162,622 shares); DLJMB Partners III GmbH & Co. KG (107,898 shares); DLJMB Funding III, Inc. (132,220 shares); Millennium Partners II, L.P. (21,516 shares); MBP III Plan Investors, L.P. (2,379,051 shares).

Credit Suisse, a Swiss bank, owns the majority of the voting stock of Credit Suisse Holdings (USA), a Delaware corporation which in turn owns all of the voting stock of Credit Suisse (USA) Inc., a Delaware corporation (“CS-USA”). The entities discussed in the above paragraph are merchant banking funds managed by indirect subsidiaries of CS-USA and form part of Credit Suisse’s Alternative Capital Division. The ultimate parent company of Credit Suisse is Credit Suisse Group (“CSG”). CSG disclaims beneficial ownership of the reported common stock that is beneficially owned by its direct and indirect subsidiaries. Steven A. Webster served as the Chairman of Global Energy Partners, a specialty group within Credit Suisse’s Alternative Capital Division, from 1999 until June 30, 2005.

All of the DLJ Merchant Banking entities can be contacted at Eleven Madison Avenue, New York, New York 10010-3629 except for the three “Offshore Partners” entities, which can be contacted at John B. Gosiraweg, 14, Willemstad, Curacao, Netherlands Antilles.

(2)	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of all 4,000,000 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 4,000,000 shares of common stock. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 4,000,000 shares owned by Fidelity.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. FMR LLC’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)	Includes 969,239 shares beneficially owned by Barclays Global Investors, NA.; 1,387,267 shares beneficially owned by Barclays Global Fund Advisors; and 15,683 shares beneficially owned by Barclays Global Investors, Ltd.

(4)	Includes 390,948 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 268,200 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 100,000 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan. Includes 476,415 shares owned subject to bank pledges.

(5)	Includes 70,840 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 111,250 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 30,000 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(6)	Includes 81,376 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 96,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 25,250 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(7)	Includes 48,060 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 8,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 11,250 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(8)	Includes 23,477 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 12,500 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 10,000 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(9)	Includes 10,975 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years.

(10)	Includes 15,381 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years. Includes 40,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 10,000 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(11)	Includes 21,585 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years.

(12)	Includes 5,488 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years.

(13)	Includes 12,000 shares of restricted stock, a portion of which are subject to forfeiture and generally vest over the next four years.

(14)	Includes 88,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 8,750 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(15)	Includes 68,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 8,750 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(16)	Includes 8,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 8,750 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(17)	Includes 88,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 8,750 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(18)	Includes 40,000 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 2,500 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

(19)	Includes 88,750 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 8,750 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan. Also reflects the beneficial ownership of 12,630 shares beneficially owned by Galloway Bend Ltd. (“Galloway Bend”). Mr. Wommack and certain of his immediate family members hold the general partner and limited partner interests in Galloway Bend. Also reflects the beneficial ownership of 176 shares beneficially owned by Fortress Holdings, LLC (“Fortress”), successor in interest to Southwest Royalties Holdings, Inc. Mr. Wommack owns approximately 33% of the outstanding units of, and is a manager and the President of, Fortress. Mr. Wommack disclaims beneficial ownership of the shares beneficially owned directly by Fortress and Galloway Bend, other than to the extent of his pecuniary interest in such shares.

(20)	Includes an aggregate of 752,130 restricted shares, of which 429,371 remain subject to vesting, and an aggregate of 1,009,950 shares issuable within 60 days upon the exercise of options granted under our 2003 Incentive Plan. Does not include 241,500 shares underlying options that are not exercisable within 60 days granted under our 2003 Incentive Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding shares of our common stock authorized for issuance under our equity compensation plans as of December 31, 2008:

	Number of		Number of
	Securities to be		Securities
	Issued Upon	Weighted Average	Remaining
	Exercise of	Exercise Price of	Future
Plan Category	Outstanding	Outstanding	Issuance

Equity compensation plans approved by stockholders(1)	1,608,675	$11.11	815,675
Equity compensation plans not approved by stockholders	—	—	—

Total	1,608,675	$11.11	815,675

(1)	Consists of the Basic Energy Services, Inc. Third Amended and Restated 2003 Incentive Plan (as amended effective May 12, 2008).

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis addresses compensation with respect to fiscal 2008 for our named executive officers.

Overview of Our Compensation Philosophy and Objectives.  The Company’s overall philosophy on compensation of the Company’s executive officers is to provide competitive salary levels and compensation incentives that:

•	attract, reward and retain individuals of the highest quality in these key positions;

•	recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality;

•	provide motivation toward, and reward the accomplishment of, corporate annual objectives;

•	align the executive officers’ compensation to shareholder interests; and

•	align the executives’ incentives with both the short-term and long-term goals of the Company.

We also have the following compensation objectives when setting the compensation programs for our executive officers:

•	provide a significant percentage of long-term equity compensation that is at-risk based on predetermined performance criteria;

•	maintain an opportunity for increased equity ownership by the Company’s executives; and

•	set compensation levels that are competitive within the market in which positions are located.

In addition, the Compensation Committee considers the anticipated tax treatment of the Company’s executive compensation program.

Elements of Compensation.  The executive compensation program for our named executive officers and other senior executives included five principal elements that, taken together, constitute a flexible and balanced method of establishing total compensation. These elements are:

•	base salary;

•	quarterly incentive bonus plan cash awards to certain executive officers (excluding our CEO and CFO);

•	annual cash incentive bonuses;

•	long-term incentive awards (which during 2008 consisted solely of restricted stock awards); and

•	beginning in 2008, a performance-based incentive program (the “Three-Year PB Incentive Program”) which reflects a three-year performance period and is based on performance factors contained in the 2003 Incentive Plan; if the performance measures are met, the participants will “earn” their restricted stock awards, which shares of restricted stock will then be issued and remain subject to time-based vesting in one-third increments in each of the subsequent three years.

In addition to these principal elements, special 2008 bonuses were granted by the Committee to executive officers, including two named executive officers, in connection with work and sacrifices made related to the proposed Grey Wolf merger. The compensation program for our named executive officers during the periods covered under the Summary Compensation Table below included only very limited additional perquisites not offered to employees generally.

The Company’s executive compensation program is consistent with the Company’s philosophy of tying a significant portion of each executive’s compensation to performance because this aligns the executive officers’ compensation to shareholder interests. Under the performance-based Three-Year PB Incentive Program, executive compensation is based on the Company achieving pre-established targets relative to its selected peer group. Similarly, the quarterly incentive bonus plan ties the compensation of the area, region, and division-level employees directly to the financial return on assets employed within their particular operations and ties corporate-level bonuses to the Company’s net income. Annual cash incentive bonuses and long-term incentive awards also take into account a set of Company and individual performance metrics used by the Compensation Committee.

The performance-based awards and discretionary restricted stock and stock option grants also provide retention benefits because the executive officers must remain in the employ of the Company throughout the applicable vesting period to receive the full benefit, subject to exceptions as applicable under certain agreements for termination of executives by the Company not for cause, termination by executives for good reason, the death or disability of the executives, or, under certain agreements and with additional limitations, the retirement of the executives. These time-based awards also provide an opportunity for increased equity ownership by the executives to further the link between the executive officers’ interests, shareholder interests and the short-term and long-term goals of the Company.

In addition, the Company uses market survey data from comparable companies to set base salary and total compensation levels that are competitive within the market.

Selection of Elements to Provide Competitive Levels of Compensation.  The Compensation Committee generally attempts to provide the Company’s senior executives with a total compensation package that is competitive and reflective of the performance achieved by the Company compared to the performance achieved by the Company’s peers. During the periods covered by the Summary Compensation Table included in this proxy statement, the Compensation Committee has attempted to weight compensation generally toward long-term incentives. The Committee has determined a competitive level of compensation for each executive based on information drawn from a variety of sources, including proxy statements of other companies and surveys. The Company initially engaged Pearl Meyer & Partners during 2005 to perform an executive compensation review, and the Compensation Committee has continued to engage them for compensation consulting since that time.

For the periods from 2006-2008, the peer groups used by Pearl Meyer & Partners have been comprised of a combination of the Company’s direct competitors and other energy and energy services companies that experience similar market forces and are looked at similarly by the investment community. Compensation norms for the group were adjusted for comparability of revenue size to the Company, and data is trended forward based on what Pearl Meyer & Partners believes is occurring with other companies. These reviews have been used by the Compensation Committee in establishing executive base salaries, the range for potential cash incentive bonuses, and aggregate long-term incentive plan payouts and equity awards.

During 2008, the Company continued to make equity grant levels somewhat higher than the median, particularly with respect to its CEO, as part of its objective to weight compensation generally toward long-term incentives. With respect to cash bonuses for 2007 paid in 2008, the total cash paid to officers was generally determined to be at or slightly above the survey midpoints for officers other than our CEO, whose total cash was below the mid-point due to desired equity weighting for his compensation. For 2008 bonuses paid in 2009 and new salaries and equity grants made in 2009, Pearl Meyer noted certain wage freezes being implemented by certain energy companies, and this information and industry conditions were reflected in decisions made by the Compensation Committee and the Company in March 2009. While the targeted value of an executive’s compensation package may be competitive, its actual value may exceed or fall below market average levels depending on performance, as discussed below.

The Company also engaged Pearl Meyer & Partners during 2006 to review the terms of the employment agreements for its named executive officers and other senior executives, and to recommend changes to these agreements. New agreements with the executive officers were entered into effective December 31, 2006. The principal effect of these new agreements was to streamline severance and non-competition provisions among our executive officers into three tiers, with our CEO in one tier, our CFO and Senior Vice President — Rig and Truck Operations in a second tier, and our other Vice Presidents in a third tier. Severance benefits are discussed below under “— Severance Benefits.” In November 2008, in connection with the promotion of Thomas M. Patterson to Senior Vice President — Rig and Truck Operations, Mr. Patterson’s employment agreement was amended to make his terms consistent with the second tier described above. Mr. Swift, the prior Senior Vice President— Rig and Truck Operations, remains our current Vice President— Gulf Coast Region.

Mix and Allocation of Compensation Components.  As noted above, the salary for our named executive officers can represent 100% of compensation in any given year when incentives do not pay out or long-term awards are not made. However, the general mix of compensation for individual performance in the annual incentive plans, plus the net annualized present value of long-term compensation grants, can range as follows, depending upon the executive. The following general percentage mix would apply to the typical approach in establishing the total compensation for the Company’s executives at 2008 performance. It is important to note that the influences of the timing of awards, availability of stock, company financial performance and stock price performance could significantly change the basic mix of compensation components as a percentage of total compensation:

For the CEO:	Base pay = 25% to 30% Bonus compensation at target = 20% to 30% Long-term compensation annualized = 40% to 50%
For the other named executives:	Base pay = 35% to 45% Bonus compensation at target = 20% to 25% (excluding special 2008 bonuses) Long-term compensation annualized = 30% to 45%

Base Salaries.  The Compensation Committee periodically reviews and establishes executive base salaries. Generally, base salaries are based on (1) the scope and complexity of the position held, (2) market survey data from comparable companies and (3) the incumbent’s competency level based on overall experience and past performance. In February 2008, our Compensation Committee, based on its review of peer group data and discussion with its compensation consultant, increased base salaries for each of our executive officers, including our named executive officers, for 2008. In March 2009, our Compensation Committee, based on its review of peer group data and discussion with its compensation consultant, initially approved base salaries for each of our named executive officers that remained the same as their then-current salaries (including Mr. Swift, whose salary had been previously reduced in connection with his change in position). Subsequently, in connection with wage and salary reductions announced throughout the Company effective March 30, 2009, these salaries were reduced 10% for our CEO, 7-8% for three of our other named executive officers and 0% for one named executive officer whose salary had already been decreased due to a change in position.

Quarterly Incentive Bonus Plans.  The Company has maintained three individual Quarterly Incentive Bonus Plans for management and administrative personnel. These plans address (1) area-level personnel, (2) non-administrative region- and division-level personnel and (3) non-administrative corporate-level personnel, except for the CEO and CFO. The Company also maintained an annual incentive bonus plan for executive officers. Employees participating under these plans were eligible for cash bonuses. Compensation potential and actual compensation received from all the plans are part of the cash compensation review process.

The purpose of the area, region, and division-level plans is to tie the compensation of the respective employees directly to the financial return on assets employed within their particular operations. During 2008, corporate-level bonuses were tied to the Company’s region and division-level bonuses.

Messrs. Huseman and Krenek have not participated in any of the Quarterly Incentive Bonus Plans during the periods included in the Summary Compensation Table in this proxy statement. Mr. Swift participated in the division-level Quarterly Incentive Bonus Plan in 2007 and 2008, which payments were factored into his annual cash bonuses received by him in early 2008 and 2009. Messrs. Patterson and Tyner each participated in the corporate-level Quarterly Incentive Bonus Plans in 2007 and 2008, which payments were factored into annual cash bonuses received by them in early 2008 and 2009.

Annual Cash Bonuses (Non-Equity Incentive Plan Compensation) and Special Bonuses.  The purpose of annual cash bonuses under our Third Amended and Restated 2003 Incentive Plan (the “2003 Incentive Plan”) is to provide motivation toward, and reward the accomplishment of, corporate annual objectives and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. The annual cash bonus awards to our named executive officers for 2008 were paid as non-equity incentive plan compensation based upon the achievement of corporate performance objectives. The special 2008 bonuses were paid as cash bonus compensation.

2008 Annual Cash Bonuses.  During 2008, the Compensation Committee of the Company utilized a set of metrics, which we refer to as our 2008 annual incentive compensation plan, for determining aggregate annual bonuses for our senior executive officers, including each of our named executive officers, consisting of (including relative weighting):

•	earnings per share (25%);

•	peer-group prior 3-year average return on capital employed (25%);

•	safety record (based on total reportable incident rates)(10%);

•	preventable motor vehicle accident rate (10%);

•	revenue growth (10%); and

•	personal performance, based on board discretion (20%).

Target bonus award levels for the Company’s executive officers during 2008 were established by senior management working with the Compensation Committee. Target levels represent the award level attainable when the plans are performed fully to expectations or plan and individual performance is rated accordingly. Potential annual cash awards for 2008 for our CEO ranged from zero to 90% of base salary, with a target level of 60%. Potential annual cash awards for 2008 for our Tier II named executive officers (Messrs. Krenek, Patterson and Swift) ranged from zero to 75% of base salary, with a target level of 50%. Potential annual cash awards for 2008 for our Tier III named executive officer (Mr. Tyner) ranged from zero to 60% of base salary, with a target level of 40%. Payments made under our Quarterly Incentive Bonus Plan offset the annual bonus awards.

The earnings per share factor used by the Compensation Committee in 2008 included the net cash received by the Company as the termination fee in connection with the Grey Wolf merger and excluded the impact of goodwill impairment, for an actual result of $2.18 compared to a target of $2.23. The actual result for three-year average ROCE was 21% compared to a 20% target. The total reportable incident rate and preventable motor vehicle accident rate were higher than target levels, thus resulting in lower than target factor allocations. Mr. Huseman received a target-level annual cash bonus for 2008. Messrs. Krenek, Patterson Swift and Tyner received annual cash bonuses for 2008 equal to approximately 57%, 55%, 30% and 42% of base salary, respectively. These annual cash bonuses (reduced by amounts paid for prior payments under the Quarterly Incentive Bonus Plan, as applicable) were paid during the first quarter of 2009. Payments under these metrics were not “qualified performance based compensation” within the meaning of Section 162(m) of the Code.

Special 2008 Bonuses.  In addition to the annual cash bonuses, special bonuses were granted and paid during 2008 by the Committee to Messrs. Krenek and Tyner in connection with the terminated Grey Wolf merger. These bonuses reflected extraordinary time, effort and sacrifices made in connection with the transaction, which was terminated but resulted in the payment of a termination fee to the Company.

2008 Equity Awards.  In addition to the annual cash bonus awards discussed above, the Compensation Committee used the same metrics to determine the potential value of equity incentive rewards in the form of 2009 performance-based restricted stock or restricted stock, which targeted a range from zero to 250% for our CEO, zero to 200% for our CFO and Senior Vice President — Rig and Truck Operations, and zero to 100% for the other named executive officers. These awards were issued in March 2009 based on 2008 performance.

Equity awards granted in March 2008 were based on metrics used by the Compensation Committee in 2007 to determine the potential value of equity incentive rewards in the form of 2008 performance-based restricted stock or restricted stock, which targeted a range from zero to 250% for our CEO, zero to 200% for our CFO and Senior Vice President — Rig and Truck Operations, and zero to 100% for other named executive officers. These awards were issued in March 2008 based on 2007 performance. The set of 2007 metrics used by the Committee were used as guidelines, generally without employing specific quantitative targets or thresholds, for determining aggregate annual bonuses for our senior executive officers, including each of our named executive officers. Certain factors in 2007, including the JetStar and Sledge acquisitions, materially changed the Company’s business and caused the

Company’s initial budget for 2007 and historical metrics for evaluating executive compensation to no longer be useful or directly comparable. The metrics used as guidelines consisted of:

•	EBITDA return on capital employed (EBITDA/net debt and equity);

•	accident record, including both the overall frequency rates and levels of preventable accidents;

•	revenue growth;

•	return on equity; and

•	individual performance, including extraordinary efforts and results.

The Company’s annual performance measures for officers for 2008 were recommended by the Chief Executive Officer and used by the Compensation Committee. The Compensation Committee also based its determination of CEO compensation and levels of annual performance measures based on input from its compensation consultant and, with respect to the CEO’s personal performance, based on additional input from members of the Nominating and Governance Committee and other board members. Annual cash bonuses for 2008 were paid to each of our executive officers during March of 2009. The Compensation Committee periodically monitors the award target levels and variances to assure their competitiveness and that they mesh with compensation strategy for incentives and for total compensation.

During March 2009, the Compensation Committee of the Company discussed the potential utilization of a new set of metrics for use in our 2009 annual incentive compensation plan in light of current industry conditions and matters of specific interest to the Company. The Committee has not formalized the weighting of these metrics or approved the targets, but these metrics would include: (i) revenue; (ii) EBITDA; (iii) earnings per share (fully diluted); (iv) return on average capital employed; (v) turnover rate; (vi) safety record (based on total reportable incident rate); (vii) preventable motor vehicle accident rate; and (viii) personal performance, based on board discretion.

2008 and 2009 Long-Term Incentive Programs.  During 2007, the Compensation Committee engaged Pearl Meyer & Associates to assist it in designing a new long-term incentive program under the 2003 Incentive Plan, including the development of performance measures to determine ultimate payouts. After due consideration, pursuant to its authorization under the 2003 Incentive Plan, the Compensation Committee approved and implemented in March 2008 a comprehensive long-term incentive plan, which we refer to as our 2008 Long-Term Incentive Program and discuss further below, consisting of:

•	a performance-based plan looking at a three-year performance period, which we refer to as our Three-Year PB Incentive Program, that is based on performance factors contained in the 2003 Incentive Plan; and

•	discretionary, time-based restricted stock awards.

The performance-based Three-Year PB Incentive Program represents approximately 50% of total potential long-term incentive compensation, with approximately 50% of our long-term compensation (including time-based restricted stock grants) remaining discretionary.

During March 2009, the Compensation Committee and the Board continued this performance-based Three-Year PB Incentive Program along with discretionary, time-based restricted stock awards as part of its 2009 Long-Term Incentive Program, which awards are also discussed further below.

Long-Term Incentive Program.  The long-term incentive program is used to focus management attention on Company performance over a period of time longer than one year in recognition of the long-term horizons for return on investments and strategic decisions in the energy services industry. The program is designed to motivate management to assist the Company in achieving a high level of long-term performance and serves to link this portion of executive compensation to long-term stockholder value. The Compensation Committee generally attempts to provide the Company’s executives, including Mr. Huseman, with a total compensation package that is competitive and reflective of the performance achieved by the Company compared to its peers, and is typically weighted toward long-term incentives. Aggregate stock or option holdings of the executive have no bearing on the size of a performance award.

The Company’s 2003 Incentive Plan, which was adopted by the board and has been approved by the Company’s stockholders as amended, covers stock awards issued under the Company’s original 2003 Incentive Plan and predecessor equity plan. The 2003 Incentive Plan permits the granting of any or all of the following types of awards: stock options; restricted stock; performance awards; phantom shares; other stock based awards; bonus shares; and cash awards. In fiscal 2006, the Committee made grants of stock options, which vest ratably over a four-year period beginning in 2008. In fiscal 2007, the Committee made a combination of stock option grants and restricted stock awards, which each vest ratably over a four-year period beginning in 2009. In fiscal 2008, the Committee made grants of restricted stock, which vest ratably over a four-year period beginning in 2010.

All non-employee directors and employees of, or consultants to, the Company or any of its affiliates are eligible for participation under the 2003 Incentive Plan. The 2003 Incentive Plan is administered by the Compensation Committee. The Compensation Committee directly oversees the plan as it relates to officers of the Company and oversees the plan in general, its funding and award components, the type and terms of the awards to be granted and interprets and administers the 2003 Incentive Plan for all participants. No awards may be granted under the 2003 Incentive Plan after April 12, 2014.

Options granted pursuant to the 2003 Incentive Plan may be either incentive options qualifying for beneficial tax treatment for the recipient as “incentive stock options” under Section 422 of the Code or non-qualified options. No person may be issued incentive stock options that first become exercisable in any calendar year with respect to shares having an aggregate fair market value, at the date of grant, in excess of $100,000. No incentive stock option may be granted to a person if at the time such option is granted the person owns stock representing more than 10% of the total combined voting power of all classes of the Company’s stock or any of it subsidiaries as defined in Section 424 of the Code, unless at the time incentive stock options are granted the purchase price for the option shares is at least 110% of the fair market value of the option shares on the date of grant and the incentive stock options are not exercisable after five years from the date of grant.

The 2003 Incentive Plan permits the payment of qualified performance based compensation within the meaning of Section 162(m) of the Code, which generally limits the deduction that the Company may take for compensation paid in excess of $1,000,000 to certain of the Company’s “covered officers” in any one calendar year unless the compensation is “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Prior stockholder approval of the 2003 Incentive Plan (assuming no further material modifications of the plan) will satisfy the stockholder approval requirements of Section 162(m) for the transition period beginning with the Company’s initial public offering in December 2005 and ending not later than the Company’s annual meeting of stockholders in 2009. While the Compensation Committee reserves the right to grant ad hoc or special awards at any time that are subject to the limits of deductibility, the main awards under the plan are administered consistent with the requirements of 162(m) for performance based compensation.

Three-Year PB Incentive Program.  Under the Three-Year PB Incentive Program initially implemented during March 2008 and continued during March 2009, the executive officers and certain middle management personnel (total of 17 participants for 2008 awards and a total of 19 participants for 2009 awards) may earn restricted stock at the end of a one-year period, based on the Company’s performance over a three-year period. The performance measures are based on the Company achieving pre-established targets relative to its selected peer group (the “PB Peer Group”) based on the following factors/metrics:

•	earnings per share (“EPS”) growth (50% of performance-based awards), subject to forfeiture or a negative adjustment of 100% if the Company either (i) has EPS growth less than the worst performing PB Peer Group member or (ii) incurs a net loss based on the Company’s average EPS for the three-year period; and

•	return on capital employed (“ROCE”) (50% of performance-based awards), subject to forfeiture or a negative adjustment of 100% if (i) the Company’s ROCE for the three-year period is equal to or less than the worst performing PB Peer Group member and (ii) the Company’s ROCE is less than 75% of the next lowest PB Peer Group member.

If the performance measures are met, the plan participants will “earn” their restricted stock awards, which will then remain subject to time-based vesting in one-third increments in each of the subsequent three years. The combination of the performance period and the vesting schedule results in the awards being realized by the executive over a period of 4 years from the initial award date.

Achievement of the maximum goals will require superior performance of the executives and the Company relative to the Company’s peer group, and the relative difficulty of achieving this performance may be affected by certain risk factors outside the control of the Company and the executives, including risk factors disclosed in the Company’s Form 10-K and other periodic filings.

Target award levels for 2008 and in 2009 were set for each participant based on a multiple of the recommended annual base salary of each executive officer. In determining the number of restricted shares to award, the Compensation Committee used a $10 price applicable on the date the proposed grant schedule was prepared, compared to a lower price on the date of the Committee’s March 11, 2008 meeting at which the awards were actually approved. In determining the number of shares of restricted stock to award, the Committee used this same price.

For awards in each of 2008 and 2009, the PB Peer Group consisted of each of the following companies: (1) Pioneer Drilling Co.; (2) Bronco Drilling Company, Inc.; (3) Tetra Technologies, Inc.; (4) Oil States International, Inc.; (5) Union Drilling, Inc.; (6) Superior Well Services, Inc.; (7) Complete Production Services, Inc.; (8) Allis-Chalmers Energy, Inc. (which also represents the substitute for W-H Energy Services, Inc. as set forth in the 2008 Award Agreement in accordance with its terms due to the merger of W-H Energy Services during 2008); (9) Superior Energy Services, Inc.; and (10) Key Energy Services, Inc.

In general terms, if we rank first among our applicable peer group for both the EPS growth and ROCE measures, our executive officers will earn all of their restricted shares, equal to 150% of the target shares, in each case subject to further time-based vesting. In the event our performance is between the minimum (resulting in forfeiture) and maximum limits, our executive officers may earn a percentage of restricted shares between 50-100%.

The total maximum number of shares for all participants for the Three-Year PB Incentive Program awards granted in March 2008 (150% of target) was 152,250 shares, which earned shares would then remain subject to time-based vesting over a three-year period. Of these shares, 84,750 was the maximum number of shares which may be earned by the named executive officers if the Company ranks as the highest in its PB Peer Group for both the EPS growth and ROCE performance measures. Based on peer performance data and the Company’s actual performance for the year, the Committee determined in March 2009 that an aggregate of 56,500 shares (100% of target) were actually earned by the named executive officers under these 2008 awards.

The following LTIP payout grid shows the actual effect of 2006-2008 and the percentage earned based on our ranking within the PB Peer Group (including ourselves):

LTIP Payout Grids — Percentage of Equity Compensation
that may be Retained Based on Relative EPS growth/ROCE Ranking

Peer EPS Change

Peer ROCE Performance

The total maximum number of shares for all participants for the Three-Year PB Incentive Program awards granted in March 2009 (150% of target) was 397,500 shares, which earned shares will then remain subject to time-based vesting in increments over a three-year period. Of these shares, 230,250 is the maximum number of shares which may be earned by the named executive officers if the Company ranks as the highest in its PB Peer Group for both the EPS growth and ROCE performance measures. Annual awards earned are not determinable by the Committee until peer performance data is available. When available, the data will be compiled and compared to the Company’s EPS growth and ROCE performance measures in light of the Company’s actual performance for the year.

The 2008 and 2009 awards under the Three-Year PB Incentive Program, including performance-based awards, do not comply with the provisions of Internal Revenue Code Section 162(m) due to the use of performance periods prior to the grant date.

Similar to the Quarterly Incentive Bonus Plan, the Three-Year PB Incentive Program is consistent with the Company’s philosophy of tying a significant portion of each executive’s compensation to performance because this aligns the executive officers’ compensation to shareholder interests. This program differs from the Quarterly Incentive Bonus Plan in that it also provides retention benefits, because the executive officers must remain in the employ of the Company for four years from the grant date (including three years of vesting after shares are “earned”) to receive the full benefit, subject to exceptions for termination of executives not for cause, termination for good reason, termination due to death or disability and termination due to change in control.

Discretionary Restricted Stock Grants.  The Committee has used traditional discretionary grants of restricted stock to supplement the Three-Year PB Incentive Program for approximately 50% of total potential awards. Because any awards of restricted stock earned under the Three-Year PB Incentive Program will not begin to vest until the second year after the date of grant of the restricted stock in order to provide continued long-term incentives that are competitive, the Committee determined in March 2008 to make a special grant of restricted stock to the executive officers, which grant is consistent with the equity awards to comparable positions at our peer companies. These time-based awards also provide an opportunity for increased equity ownership by the executives to further the link between the creation of shareholder value and long term incentive compensation. This restricted stock grant will vest in four equal portions beginning two years from the date of the grant.

All restricted stock earned under the Three-Year PB Incentive Program and the special non-performance based restricted stock grant, as is the case with the earlier grants of restricted stock and stock options, will be forfeited if they are not vested prior to the date the executive officer terminates his employment, except in the cases of termination of executives not for cause, termination for good reason, termination due to death or disability and termination due to change in control.

Compensation for our Named Executive Officers.  The 2008 and current 2009 salaries of our named executive officers, including our CEO, were established by the entire Board of Directors at the recommendation of the Compensation Committee. The basis for selecting the severance benefits of each of the named executive officers, including our CEO, as of December 31, 2008 is discussed below under “— Severance Benefits.”

CEO Compensation.  A separate process of evaluating Mr. Huseman was conducted for purposes of determining his 2008 annual bonus paid during March 2009. Specifically, the Committee’s considerations included: (1) earnings per share; (2) three-year average return on capital employed compared to our peer group; (3) our safety record based on total reportable incident rates; (4) our preventable motor vehicle accident rate; (5) our revenue growth; and (6) Mr. Huseman’s personal performance, including Mr. Huseman’s individual goals for fiscal 2008. Based on these considerations, Mr. Huseman was granted an annual cash bonus for 2008 performance of $330,000, equal to approximately 60% of his base salary in effect on December 31, 2008, which bonus was paid during the first quarter of 2009.

Compensation of Other Named Executive Officers.  The Committee reviewed the recommendations of the CEO regarding 2008 bonuses and awards. The Committee’s considerations included the same general Company performance-based factors as well as the individual performance of each of the officers. The annual cash bonuses paid to each of the other named executive officers for 2008 performance was equal to between approximately 30% to 57% of his base salary in effect on December 31, 2008.

During 2008 and continuing into 2009, the Compensation Committee has elected to use restricted stock awards as the primary component of long-term compensation for our executive officers. The rationale behind this shift to use restricted stock awards is that we believe that restricted stock awards provide stronger retention benefits than stock options, especially in slower economic markets. Also, we believe that restricted stock awards more closely align the interests of management with the interests of our other shareholders. Finally, we undertake to provide a compensation package to our executive officers that is competitive with our peers, and the use of restricted stock as long-term incentive compensation has increased among our peer group compared to prior years.

In 2008, the Committee approved and implemented the 2008 Long-Term Incentive Program consisting of the Three-Year PB Incentive Program and discretionary, time-based restricted stock awards. The rationale behind this was to create a program consistent with the Company’s philosophy of tying a significant portion of each executive’s compensation to performance because this aligns the executive officers’ compensation to shareholder interests, while maintaining an opportunity for increased equity ownership by the executives to further the link between the creation of shareholder value and long term incentive compensation.

In 2009, the Committee approved and implemented its 2009 Long-Term Incentive Program consisting of substantially the same Three-Year PB Incentive Program and discretionary, time-based restricted stock awards for the same rationale.

Perquisites.  The Company provides limited perquisites to its senior executives. Perquisites may include vehicle allowances, club memberships and long-term disability insurance. During 2008, those perquisites were provided to senior management based on individual employment agreements. Each category of perquisites and amounts are set forth in the footnotes to the Summary Compensation Table below under “Executive Compensation Matters.”

Severance Benefits.  We entered into amended and restated employment agreements with each of our named executive officers as of December 31, 2006. In addition, in November 2008, in connection with the promotion of officers into new positions, new agreements were entered into with Charles W. Swift, our Senior Vice President — Operations Support (now currently our Vice President — Gulf Coast Region, who executed an amended and restated agreement in March 2009 containing the lower Tier III severance terms as set forth below), and Thomas Monroe Patterson, our Senior Vice President — Rig and Truck Operations. Pursuant to these agreements, each of the named executive officers are entitled to severance payments in the event the officer is terminated at any time by us without “Cause” as defined in the agreements or by the officer for “Good Reason.” In addition, each of the named executive officers is entitled to severance payments in the event of a change-in-control if the officer’s employment is terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company.

The severance payments outside a change-in-control are based on a multiple (for Mr. Huseman — 3.0 times; for Messrs. Krenek and Patterson — 1.5 times; and for Mr. Tyner and (currently) Mr. Swift — 0.75 times) of the sum of the officer’s base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred.

The severance payments associated with a change-in-control are based on a multiple (for Mr. Huseman — 3.0 times; for Messrs. Krenek and Patterson — 2.0 times; and for Mr. Tyner and (currently) Mr. Swift — 1.0 times) of the sum of the officer’s base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Huseman’s current agreement reduced his previous enhanced change-in-control benefit level that was agreed upon while the Company was a private, controlled company prior to its initial public offering.

The officers’ employment agreements were initially effective through December 31, 2008 (other than those of Messrs. Huseman, Swift and Patterson, whose remain effective through December 31, 2009) and automatically renew for subsequent one year periods unless notice of termination is properly given by us or the officer. In the event that the employment agreement of Messrs. Huseman, Krenek, Swift or Patterson is not renewed by us and a new employment agreement has not been entered into, the officer will be entitled to the same severance benefits described above. We believe this severance requirement is reasonable and not uncommon for persons in the offices and rendering the level of services performed by these individuals.

We selected higher multiples for terminations associated with a change-in-control to provide additional reasonable protections and benefits to the officers in such event, while basing these change-in-control termination payments on a “double trigger” requiring additional reasons such as Good Reason or the officer being terminated without Cause. We believe that providing higher multiples for change-in-control terminations for up to a one-year period after a change in control will provide for their commitment to the Company or its potential acquirer through a change-in-control event providing a continuity of leadership and preserving the shareholders’ interests before and after a transaction.

The employment agreements for Messrs. Huseman, Krenek, Swift and Patterson also provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to such payments as excess “parachute” payments. The employment agreement for the other named executive officer does not contain these provisions.

For information regarding the change-in-control benefits to our chief executive officer based on a hypothetical termination date of December 31, 2008, see “Executive Compensation Matters — Potential Payments upon Termination or Change-in-Control.”

Board Process.  The Compensation Committee of the Board of Directors reviews all compensation and awards to executive officers. The Compensation Committee on its own, based on input from the Nominating and Governance Committee and discussions with other persons and advisors as it deems appropriate, reviews the performance and compensation of the CEO and approves his level of compensation. For the other executive officers, the Compensation Committee receives recommendations from the CEO. These recommendations are generally approved with minor adjustments. The Compensation Committee grants options and restricted stock, generally based on recommendations from the CEO, pursuant to its authority under the Compensation Committee Charter and the Company’s 2003 Incentive Plan.

Compensation of Directors.  The Compensation Committee is also responsible for determining the annual retainer, meeting fees, stock options and other benefits for members of the Board of Directors. The Compensation Committee’s objective with respect to director compensation is to provide compensation incentives that attract and retain individuals of outstanding ability.

Directors who are Company employees do not receive a retainer or fees for service on the board or any committees. The Company pays non-employee members of the board for their service as directors. Directors who are not employees received in 2008 and continue to receive as of March 2009:

Annual director fee:	$35,000

Committee Chairmen annual fees:

Audit Committee	$15,000

Compensation Committee	$10,000

Nominating and Corporate Governance Committee	$10,000

Attendance fees (per meeting):

Board	$2,000 (whether in person or telephonic)

Committee	$2,000 (whether in person or telephonic)

Equity-based compensation:

Upon election	37,500 shares of the Company’s common stock at the market price on the date of grant that vest ratably over three years. This prior policy remains subject to change whenever applicable for future directors based on the stock price at such time.

Annual awards	In March 2008, each non-employee director was granted 4,000 shares of restricted stock that vest ratably in four increments of 1,000 shares on March 15, 2010, 2011, 2012 and 2013. In March 2009, each non-employee director was granted 4,000 shares of restricted stock that vest ratably in four increments of 1,000 shares on March 15, 2011, 2012, 2013 and 2014. Our Chairman was also granted an additional 4,000 shares of restricted stock in each of March 2008 and 2009 that was vested upon issuance as consideration for services in his capacity as Chairman and in lieu of the 2008 and 2009 annual director fees, respectively.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or committees and for other reasonable expenses related to the performance of their duties as directors. Director compensation currently in effect for 2009 was based in part on a review and recommendations by Pearl Meyer & Partners.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report of the Compensation Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

William E. Chiles, Chairman
James S. D’Agostino, Jr.
H. H. Wommack, III

EXECUTIVE COMPENSATION MATTERS

Summary Compensation Table

The following information relates to compensation paid by the Company for fiscal 2008, 2007 and 2006 to the Company’s Chief Executive Officer, Chief Financial Officer and each of the other three most highly compensated executive officers in fiscal 2008, 2007 and 2006:

Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(3)	($)(4)	($)	($)(5)	($)

Kenneth V. Huseman,	2008	$550,000	—	$380,585	$449,536	$330,000	$—	$9,200	$1,719,321
President and Chief	2007	$515,384	—	$799,460	$322,565	$400,000	$—	$8,800	$2,046,209
Executive Officer	2006	$382,692	—	$785,250	$256,281	$400,000	$—	$16,142	$1,840,365
Alan Krenek,	2008	$300,000	$50,000	$161,516	$142,579	$170,000	$—	$9,200	$833,295
Senior Vice President,	2007	$258,462	—	$28,704	$244,738	$240,000	$—	$8,800	$780,704
Chief Financial Officer, Treasurer and Secretary	2006	$227,308	—	$—	$235,719	$240,000	$—	$10,619	$713,646
Charles W. Swift,	2008	$250,000	—	$140,765	$116,962	$75,000	$—	$20,796	$603,523
Senior Vice President,	2007	$200,000	—	$104,474	$87,058	$160,000	$—	$10,597	$562,129
Operations Support	2006	$176,154	—	$87,250	$76,067	$200,000	$—	$12,081	$551,552
T.M. “Roe” Patterson,	2008	$243,846	—	$109,553	$57,663	$150,000	$—	$20,233	$581,295
Senior Vice President,	2007	$167,692	—	$17,224	$32,051	$140,000	$—	$18,764	$375,731
Rig and Truck Operations	2006	$118,462	—	$—	$34,079	$140,000	$—	$4,542	$297,083
James E. Tyner	2008	$190,000	$30,000	$55,228	$57,297	$80,000	$—	$9,546	$422,071
Vice President,	2007	$158,462	—	$11,480	$35,937	$80,000	$—	$7,219	$293,098
Human Resources	2006	$135,891	—	$—	$60,313	$140,000	$—	$6,484	$342,688

(1)	Under the terms of their employment agreements, Messrs. Huseman, Krenek, Swift, Patterson and Tyner are entitled to the compensation described under “Employment Agreements” below.

(2)	Reflects special bonuses paid during 2008 relating to the terminated merger with Grey Wolf, Inc.

(3)	Reflects the dollar amounts recognized for financial reporting purposes with respect to the fiscal year in accordance with FAS 123R. For Stock Awards, includes performance-based awards granted in March 2008 that were earned and issued in March 2009 at 100% of target shares. During 2008 it was estimated that 85% of the target shares would be granted in March 2009. There were no forfeitures in 2008. For Option Awards, assumptions made in the valuation are included in Note 10 to the Company’s audited financial statements for the year ended December 31, 2008.

(4)	Reflects aggregate bonus payments made utilizing metrics under our annual incentive compensation plan and division-level Quarterly Incentive Bonus Plan. Messrs. Huseman and Krenek did not participate in any of the Quarterly Incentive Bonus Plans during 2006, 2007 or 2008 and received only an annual cash bonus in early 2007, 2008 and 2009, respectively. Mr. Swift participated in the division-level Quarterly Incentive Bonus Plan for the first three quarters of 2006 and received an annual cash bonus in early 2007 and participated in the Quarterly Incentive Bonus Plan in the third and fourth quarters of 2007 and all of 2008 and received an annual cash bonus in early 2008 and 2009. Messrs. Patterson and Tyner each participated in the Quarterly Incentive Bonus Plans in 2006, 2007 and 2008 and received an annual cash bonus in early 2007, 2008 and 2009, respectively.

(5)	Includes employer contributions to Executive Deferred Compensation Plan for 2006 as follows: for Huseman, $16,142; for Krenek, $10,619; for Swift, $2,481; and for Tyner, $6,484. Includes employer contributions to

Executive Deferred Compensation Plan for 2007 as follows: for Huseman, $8,800; for Krenek, $8,800; for Swift, $457; for Patterson, $8,624; and for Tyner, $7,219. Includes employer contributions to Executive Deferred Compensation Plan for 2008 as follows: for Huseman, $9,200; for Krenek, $9,200; for Swift, $9,936; for Patterson, $9,373; and for Tyner, $9,546. Includes vehicle allowance of $9,600 for 2006, $10,140 for 2007 and $10,860 for 2008 for Mr. Swift and of $4,542 for 2006, $10,140 for 2007 and $10,860 for 2008 for Mr. Patterson.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards to each of our named executive officers under our 2003 Incentive Plan during fiscal 2008:

Grants of Plan-Based Awards — 2008

									All Other	All Other
									Stock	Option
									Awards:	Awards:
			Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	Exercise or	Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Base Price	Fair Value
			Plan Awards			Plan Awards			Stock or	Underlying	of Option	of Stock
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	and Option
Name	Date		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Kenneth V. Huseman	03/18/08	(1)	$—	$—	$—	—	45,000	—	—	—	—	$927,900
	03/11/08	(2)	$—	$—	$—	—	22,500	33,750	—	—	—	$404,876
	03/11/08	(3)	$0	$330,000	$495,000	—	—	—	—	—	—	$—

Alan Krenek	03/18/08	(1)	$—	$—	$—	—	22,500	—	—	—	—	$463,950
	03/11/08	(2)	$—	$—	$—	—	12,000	18,000	—	—	—	$215,934
	03/11/08	(3)	$0	$150,000	$225,000	—	—	—	—	—	—	$—

Charles W. Swift	03/18/08	(1)	$—	$—	$—	—	17,500	—	—	—	—	$360,850
	03/11/08	(2)	$—	$—	$—	—	10,000	15,000	—	—	—	$179,945
	03/11/08	(3)	$0	$125,000	$187,500	—	—	—	—	—	—	$—

T.M. “Roe” Patterson	03/18/08	(1)	$—	$—	$—	—	16,500	—	—	—	—	$340,230
	03/11/08	(2)	$—	$—	$—	—	8,000	12,000	—	—	—	$143,956
	03/11/08	(3)	$0	$137,500	$206,250	—	—	—	—	—	—	$—

James E. Tyner	03/18/08	(1)	$—	$—	$—	—	7,000	—	—	—	—	$144,340
	03/11/08	(2)	$—	$—	$—	—	4,000	6,000	—	—	—	$71,978
	03/11/08	(3)	$0	$76,000	$142,500	—	—	—	—	—	—	$—

(1)	Shares of restricted stock were granted by our Compensation Committee to certain of our employees, including our named executive officers, on March 18, 2008. The shares of restricted stock vest in one-fourth increments on each of March 15, 2010, 2011, 2012 and 2013. The shares of restricted stock were granted pursuant to our 2003 Incentive Plan.

(2)	Performance-based stock awards approved by our Compensation Committee to certain members of management including our named executive officers on March 11, 2008. The performance-based awards consist of the Company achieving certain earnings per share growth targets and certain return on capital employed performance, over the performance period from January 1, 2006 through December 31, 2008 as compared to other member of a defined peer group. The number of shares to be issued could have ranged from 0% to 150% of the target number of shares depending on the performance noted above. The number of target shares set forth for each named executive officer was earned and issued in March 2009. These shares will vest in one-third increments on each of March 15, 2010, 2011, and 2012.

(3)	Cash incentive bonuses are determined by our Compensation Committee utilizing a set of metrics along with board discretion. These bonuses for 2008 performance were paid in March 2009. Performance targets were communicated to the named executive officers and other members of management that participate in the bonus on March 11, 2008. Potential annual cash awards for our CEO ranged from zero to 90% of base pay with a target level of 60%. Potential annual cash awards for our Tier II named executive officers (Messrs. Krenek, Swift and Patterson) ranged from zero to 75% of base salary, with a target level of 50%. Potential annual cash awards for our Tier III named executive officer (Mr. Tyner) ranged from zero to 60% of base salary, with a target level of 40%.

Employment Agreements

Pursuant to our employment agreement with Kenneth V. Huseman, our President and Chief Executive Officer, Mr. Huseman is entitled to an initial annual base salary of $400,000. Mr. Huseman is also entitled to an annual performance bonus if certain performance criteria are met. In addition, Mr. Huseman is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity compensation plan. If Mr. Huseman’s employment were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to three times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. Huseman’s employment were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to three times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Huseman’s employment agreement is effective through December 31, 2009 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or Mr. Huseman. In the event that Mr. Huseman’s employment agreement is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, Mr. Huseman will be entitled to the same severance benefits described above.

We have also entered into employment agreements with Alan Krenek, our Senior Vice President, Chief Financial Officer, Treasurer and Secretary, Charles W. Swift, our Vice President — Gulf Coast Region, and Thomas Monroe Patterson, our Senior Vice President — Rig and Truck Operations. Pursuant to their agreements, Messrs. Krenek, Swift and Patterson are entitled to initial base salaries of $240,000, $250,000 and $275,000, respectively. Each of Messrs. Krenek, Swift and Patterson is also entitled to an annual performance bonus if certain performance criteria are met. In addition, each of Messrs. Krenek, Swift and Patterson is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity compensation plan. If the employment of any of these officers was to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 1.5 times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if the employment of any of these officers was to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to two times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Each of these employment agreements is effective through December 31, 2009 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or the officer. In the event that any of these employment agreements is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, the officer will be entitled to the same severance benefits described above. In March 2009, Mr. Swift’s position was changed from Senior Vice President — Operations to Vice President — Gulf Coast Region.

The employment agreements for Messrs. Huseman, Krenek, Swift and Patterson also provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to such payments as excess “parachute” payments.

We have also entered into an employment agreement with James E. Tyner, our Vice President — Human Resources. Pursuant to his agreement, Mr. Tyner is entitled to an initial base salary of $140,000. Mr. Tyner is also entitled to an annual performance bonus if certain performance criteria are met. In addition, Mr. Tyner is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our equity incentive plan. If Mr. Tyner’s employment was to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 0.75 times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. Tyner’s employment was to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our company, he would be entitled to a lump sum severance payment equal to one times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Tyner’s employment agreement is effective through December 31, 2009 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or Mr. Tyner. In the event that within the six months preceding or the twelve months following a change in control of our company, Mr. Tyner’s employment agreement is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, Mr. Tyner will be entitled to the change of control severance benefits described above.

As consideration for us entering into the above employment agreements, each of Messrs. Huseman, Krenek, Swift, Tyner and Patterson has agreed in his employment agreement that, for a period of 6 months following the termination of his employment by us without cause or by him for good reason, and for a period of two years following the termination of his employment for retirement or any other reason, he will not, among other things, engage in any business competitive with ours, render services to any entity that is competitive with us or solicit business from certain of our customers or potential customers. These non-competition restrictions will not apply in the event that such termination is within 12 months of a change of control of our company. Additionally, each officer has agreed not to solicit any of our employees to terminate, reduce or otherwise adversely affect his or her employment with us for a period of two years from such officer’s termination of employment for any reason.

The Board initially approved 2009 base salaries for our named executive officers as follows: Huseman — $550,000; Krenek — $300,000; Patterson — $275,000; Swift — $200,000; and Tyner — $190,000. In connection with salary and wage reductions for employees throughout the company that were effective March 30, 2009, the 2009 base salaries for our named executive officers other than Mr. Swift were reduced to: Huseman — $495,000; Krenek — $276,000; Patterson — $253,000; and Tyner — $176,700.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options and unvested restricted stock of each of our named executive officers as of December 31, 2008:

Outstanding Equity Awards at Fiscal Year-End — 2008

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
			Equity					Incentive	Market
			Incentive					Plan	or Payout
			Plan					Awards:	Value of
			Awards:				Market	Number of	Unearned
	Number of	Number of	Number of			Number of	Value of	Unearned	Shares,
	Securities	Securities	Securities			Shares	Shares or	Shares,	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Units or	Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Other Rights	Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	that Have	That Have
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth V. Huseman
5/5/2003	148,200	—	—	$4.00	5/4/2013	—	—	—	—
3/2/2005(1)	50,000	50,000	—	$6.98	3/1/2015	—	—	—	—
3/15/2006(2)	15,000	45,000	—	$26.84	3/14/2016	—	—	—	—
3/15/2007(3)	—	—	—	$—	—	5,000	$65,200	—	—
3/15/2007(4)	—	60,000	—	$22.66	3/15/2017	—	—	—	—
3/11/2008(5)	—	—	—	$—	—	22,500	$293,400	—	—
3/18/2008(6)	—	—	—	$—	—	45,000	$586,800	—	—
Alan Krenek
1/26/2005	76,250	—	—	$5.16	1/25/2015	—	—	—	—
3/2/2005(1)	12,500	12,500	—	$6.98	3/1/2015	—	—	—	—
3/15/2006(2)	6,250	18,750	—	$26.84	3/14/2016	—	—	—	—
3/15/2007(3)	—	—	—	$—	—	10,000	$130,400	—	—
3/15/2007(4)	—	15,000	—	$22.66	3/15/2017	—	—	—	—
3/11/2008(5)	—	—	—	$—	—	12,000	$156,480	—	—
3/18/2008(6)	—	—	—	$—	—	22,500	$293,400	—	—
Charles W. Swift
8/13/2001	10,000	—	—	$4.00	8/12/2011	—	—	—	—
5/5/2003	50,000	—	—	$4.00	5/4/2013	—	—	—	—
3/2/2005(1)	17,500	17,500	—	$6.98	3/1/2015	—	—	—	—
3/15/2006(2)	3,750	11,250	—	$26.84	3/14/2016	—	—	—	—
3/15/2007(3)	—	—	—	$—	—	6,000	$78,240	—	—
3/15/2007(4)	—	12,000	—	$22.66	3/15/2017	—	—	—	—
3/11/2008(5)	—	—	—	$—		10,000	$130,400	—	—
3/18/2008(6)	—	—	—	$—	—	17,500	$228,200	—	—
T.M. “Roe” Patterson
3/15/2006(2)	3,750	11,250	—	$26.84	3/14/2016	—	—	—	—
3/15/2007(3)	—	—	—	$—	—	6,000	$78,240	—	—
3/15/2007(4)	—	5,000	—	$22.66	3/15/2017	—	—	—	—
3/11/2008(5)	—	—	—	—	—	8,000	$104,320	—	—
3/18/2008(6)	—	—	—	$—	—	16,500	$215,160	—	—
James E. Tyner
3/2/2005(1)	5,000	5,000	—	$6.98	3/1/2015	—	—	—	—
3/15/2006(2)	3,750	11,250	—	$26.84	3/14/2016	—	—	—	—
3/15/2007(3)	—	—	—	$—	—	4,000	$52,160	—	—
3/11/2008(5)	—	—	—	$—	—	4,000	$52,160	—	—
3/18/2008(6)	—	—	—	$—	—	7,000	$91,280	—	—

(1)	One half of the unvested options vested on January 1, 2009. The remainder will vest on January 1, 2010.

(2)	One third of the unvested options vested on January 1, 2009. The remainder will vest in equal increments on January 1, 2010 and 2011.

(3)	One fourth of the unvested shares of restricted stock vested on March 15, 2009. The remainder will vest in equal increments on March 15, 2010, 2011 and 2012.

(4)	One fourth of the unvested options vested on January 1, 2009. The remainder will vest in equal increments on January 1, 2010, 2011 and 2012.

(5)	Unvested shares of restricted stock will vest in three equal increments on March 15, 2010, 2011 and 2012.

(6)	Unvested shares of restricted stock will vest in four equal increments on March 15, 2010, 2011, 2012 and 2013.

Option Exercises and Stock Vested

The following table sets forth information concerning exercises of stock options and vesting of restricted stock of each of our named executive officers during fiscal 2008:

Option Exercises and Stock Vested — 2008

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized on	Acquired	Realized on
	on Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Kenneth V. Huseman	316,205	$6,345,422	112,500	$2,352,375
Alan Krenek	11,750	$187,330	—	$—
Charles W. Swift	23,225	$534,392	12,500	$261,375
T.M. “Roe” Patterson	—	$—	—	$—
James E. Tyner	500	$9,010	—	$—

Nonqualified Deferred Compensation Plans

The following table sets forth information concerning the nonqualified deferred compensation of our named executive officers during fiscal 2008:

Nonqualified Deferred Compensation — 2008

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FY
Name	($)	($)	($)	($)	($)
(a)	(b)(1)	(c)(2)	(d)	(e)	(f)(3)

Kenneth V. Huseman	$85,308	$9,200	$(147,114)	$—	$170,398
Alan Krenek	$46,192	$9,200	$(60,580)	$—	$96,128
Charles W. Swift	$39,205	$9,936	$(44,085)	$—	$84,226
T.M. “Roe” Patterson	$20,798	$9,373	$(14,277)	$—	$36,055
James E. Tyner	$99,591	$9,546	$(105,606)	$—	$170,843

(1)	Executive contributions during 2008 are included in the executive’s salary and bonus amounts, as applicable, as reported in the Summary Compensation Table.

(2)	Registrant contributions during 2008 are included in all other compensation in the Summary Compensation Table.

(3)	All amounts were previously reported as compensation in the Summary Compensation Tables for previous years.

Each of our named executive officers is permitted to participate in our Executive Deferred Compensation Plan. An executive permitted to participate in this plan may defer a portion of his compensation, up to a maximum of 50% of his annual salary and 100% of his annual cash bonus, into his plan account. We make an annual matching contribution to each participating executive’s plan account, with the Company matching 100% of the first 3% of the executive’s salary that is deferred, and 50% of the next 2% of the executive’s salary that is deferred, up to a plan-year maximum of $9,200. We may also make discretionary contributions into an executive’s plan account from time to time as we deem appropriate. Subject to certain exceptions, our matching and discretionary contributions vest in one-fourth increments determined by the executive’s years of service, with vesting beginning after two years of service, and full vesting occurring after five years of service. Each executive is always fully vested in his own contributions to his plan account. Earnings on an executive’s plan account for any given year are dependent upon the investment options chosen by the executive for such plan account. Generally, participants under this plan may elect when and how distributions of vested amounts in a plan account will be made, including whether such distributions are in annual installments or a lump sum. However, certain key employees, including our named executive officers, may not receive distributions before a date six months after the date their employment with us is terminated for any reason other than death or disability.

Potential Payments upon Termination or Change-in-Control

Each of our named executive officers is party to an employment agreement as described above. Pursuant to these agreements, these officers are entitled to certain severance benefits. In addition, the grant agreements relating to our executives’ stock option and restricted stock awards provide for accelerated vesting under certain circumstances. The tables below quantify amounts that would have been paid assuming the following events took place on December 31, 2008:

Potential Post-employment Payments as of December 31, 2008 — Kenneth V. Huseman

							CIC with
							Termination
				Termination	Termination	Change in	for Good
				by Company	by Executive	Control	Reason or
	Voluntary		Termination	Except for	for Good	without	without
	Termination	Retirement(1)	for Cause(2)	Cause	Reason(3)	Termination(4)	Cause	Death	Disability

Compensation:
Severance(5)	$—	N/A	$—	$2,640,000	$2,640,000	$—	$2,850,000	$—	$—
Bonus(6)	$—	$330,000	$—	$330,000	$330,000	$—	$330,000	$330,000	$330,000
Long-term Incentive(7)
Acceleration of Unvested Stock Options	$—	$—	$—	$—	$—	$—	$303,000	$—	$—
Acceleration of Unvested Restricted Stock	$—	$—	$—	$880,200	$—	$1,092,100	$1,092,100	$945,400	$945,400
Benefits & Perquisites(8):
Employer Contributions to Executive Deferred Compensation Plan	$—	N/A	$—	$—	$—	$—	$—	$—	$—
COBRA Continuation	N/A	N/A	N/A	$21,062	$21,062	N/A	$21,062	$—	$—
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$—	N/A	N/A

Total	$—	$330,000	$—	$3,871,262	$2,991,062	$1,092,100	$4,596,162	$1,275,400	$1,275,400

Potential Post-employment Payments as of December 31, 2008 — Alan Krenek

							CIC with
							Termination
				Termination	Termination	Change in	for Good
			Termination	by Company	by Executive	Control	Reason or
	Voluntary		for	Except for	for Good	without	without
	Termination	Retirement(1)	Cause(2)	Cause	Reason(3)	Termination(4)	Cause	Death	Disability

Compensation:
Severance(5)	$—	N/A	$—	$675,000	$675,000	$—	$1,080,000	$—	$—
Bonus(6)	$—	$150,000	$—	$150,000	$150,000	$—	$150,000	$150,000	$150,000
Long-term Incentive(7)
Acceleration of Unvested Stock Options	$—	$—	$—	$—	$—	$—	$75,750	$—	$—
Acceleration of Unvested Restricted Stock	$—	$—	$—	$449,880	$—	$658,520	$658,520	$580,280	$580,280
Benefits & Perquisites(8):
Employer Contributions to Executive Deferred Compensation Plan	$—	$10,071	$—	$—	$—	$—	$10,071	$10,071	$10,071
COBRA Continuation	N/A	N/A	N/A	$21,062	$21,062	N/A	$21,062	$—	$—
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$—	N/A	N/A

Total	$—	$160,071	$—	$1,295,942	$846,062	$658,520	$1,995,403	$740,351	$740,351

Potential Post-employment Payments as of December 31, 2008 — Charles W. Swift

							CIC with
							Termination
				Termination	Termination	Change in	for Good
			Termination	by Company	by Executive	Control	Reason or
	Voluntary		for	Except for	for Good	without	without
	Termination	Retirement(1)	Cause(2)	Cause	Reason(3)	Termination(4)	Cause	Death	Disability

Compensation:
Severance(5)	$—	N/A	$—	$562,500	$562,500	$—	$900,000	$—	$—
Bonus(6)	$—	$125,000	$—	$125,000	$125,000	$—	$125,000	$125,000	$125,000
Long-term Incentive(7)
Acceleration of Unvested Stock Options	$—	$—	$—	$—	$—	$—	$106,050	$—	$—
Acceleration of Unvested Restricted Stock	$—	$—	$—	$358,600	$—	$502,040	$502,040	$436,840	$436,840
Benefits & Perquisites(8):
Employer Contributions to Executive Deferred Compensation Plan	$—	N/A	$—	$—	$—	$—	$—	$—	$—
COBRA Continuation	N/A	N/A	N/A	$15,096	$15,096	N/A	$15,096	$—	$—
280G Tax Gross-up	N/A	N/A	N/A	N/A	N/A	N/A	$—	N/A	N/A

Total	$—	$125,000	$—	$1,061,196	$702,596	$502,040	$1,648,186	$561,840	$561,840

Potential Post-employment Payments as of December 31, 2008 — T.M. “Roe” Patterson

							CIC with
							Termination
				Termination	Termination	Change in	for Good
			Termination	by Company	by Executive	Control	Reason or
	Voluntary		for	Except for	for Good	without	without
	Termination	Retirement(1)	Cause(2)	Cause	Reason(3)	Termination(4)	Cause	Death	Disability

Compensation:
Severance(5)	$—	N/A	$—	$618,750	$618,750	$—	$830,000	$—	$—
Bonus(6)	$—	$137,500	$—	$137,500	$137,500	$—	$137,500	$137,500	$137,500
Long-term Incentive(7)
Acceleration of Unvested Stock Options	$—	$—	$—	$—	$—	$—	$—	$—	$—
Acceleration of Unvested Restricted Stock	$—	$—	$—	$319,480	$—	$449,880	$449,880	$397,720	$397,720
Benefits & Perquisites(8):
Employer Contributions to Executive Deferred Compensation Plan	$—	$9,570	$—	$—	$—	$—	$9,570	$9,570	$9,570
COBRA Continuation	N/A	N/A	N/A	$21,062	$21,062	N/A	$21,062	$—	$—
280G Tax Gross-up	N/A	N/A	N/A	$ N/A	$ N/A	N/A	$395,583	$—	$—

Total	$—	$147,070	$—	$1,096,792	$777,312	$449,880	$1,843,595	$544,790	$544,790

Potential Post-employment Payments as of December 31, 2008 — James E. Tyner

							CIC with
							Termination
				Termination	Termination	Change in	for Good
			Termination	by Company	by Executive	Control	Reason or
	Voluntary		for	Except for	for Good	without	Without
	Termination	Retirement(1)	Cause(2)	Cause	Reason(3)	Termination(4)	Cause	Death	Disability

Compensation:
Severance(5)	$—	N/A	$—	$199,500	$199,500	$—	$330,000	$—	$—
Bonus(6)	$—	$76,000	$—	$76,000	$76,000	$—	$76,000	$76,000	$76,000
Long-term Incentive(7)
Acceleration of Unvested Stock Options	$—	$—	$—	$—	$—	$—	$30,300	$—	$—
Acceleration of Unvested Restricted Stock	$—	$—	$—	$143,440	$—	$221,680	$221,680	$195,600	$195,600
Benefits & Perquisites(8):
Employer Contributions to Executive Deferred Compensation Plan	$—	$5,337	$—	$—	$—	$—	$5,337	$5,337	$5,337
COBRA Continuation	N/A	N/A	N/A	$15,096	$15,096	N/A	$15,096	$—	$—

Total	$—	$81,337	$—	$434,036	$290,596	$221,680	$678,413	$276,937	$276,937

(1)	Retirement. “Retirement” is defined for purposes of Mr. Huseman’s employment agreement as his voluntary termination of his employment after attaining age 60 and accruing five years of service with us, and for purposes of each other executive’s employment agreement, as such executive’s voluntary termination of his employment after attaining age 65 and accruing ten years of service with us. For purposes of the acceleration of unvested stock options, “Retirement” means the voluntary termination of his employment by an executive after he has attained the age of 65.

(2)	Cause. Under each executive’s employment agreement, the definition of “Cause” includes, among other things, conviction of the executive of a crime involving moral turpitude or a felony, commission by the executive of fraud upon, or misappropriation of funds of, the Company, knowing engagement by the executive in any activity in direct competition with the Company, and a material breach by the executive of such employment agreement. For purposes of the acceleration of unvested stock options, “Cause” has the same meaning as it has for purposes of the 2003 Incentive Plan. For purposes of the acceleration of unvested restricted stock, “Cause” has the same meaning as it has for purposes of the executive’s employment agreement.

(3)	Good Reason. Under each executive’s employment agreement, the definition of “Good Reason” includes, among other things, a reduction in the executive’s base salary or bonus opportunity, a relocation of more than fifty miles of the executive’s principal office, a substantial and adverse change in the executive’s duties, control, authority, status or position, the failure of the Company to continue in effect any pension plan, life insurance plan, health-and-accident plan, retirement plan, disability plan, stock option plan, deferred compensation plan or executive incentive compensation plan under which the executive was receiving material benefits, or the Company’s material reduction of the executive’s benefits under any such plan, and any material breach by the Company of any other material provision of such employment agreement. Prior to terminating his employment for Good Reason, the executive must comply with the notice provisions of his employment agreement. For purposes of the acceleration of unvested stock options, “Good Reason” has the same meaning as it has for purposes of the 2003 Incentive Plan, except that any reduction in the executive’s salary, bonus opportunity or benefit must follow a change in control. For purposes of the acceleration of unvested restricted stock, “Good Reason” has the same meaning as it has for purposes of the executive’s employment agreement.

(4)	Change in Control. Under each executive’s employment agreement, the definition of “Change in Control” (or “CIC”) includes, subject to certain exceptions, (i) acquisition by any individual, entity or group of beneficial ownership of 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) approval by the shareholders of the Company of a merger, unless immediately following such merger, substantially all of the holders of the Company’s securities immediately prior to merger beneficially own more than 50% of the common stock of the corporation resulting from such merger, and (iii) the sale or other disposition of all or substantially all of the assets of the Company. For purposes of the acceleration of unvested stock options, “Change in Control” has the same meaning as it has for purposes of the 2003 Incentive Plan. For purposes of the acceleration of unvested restricted stock, “Change in Control” has the same meaning as it has for purposes of the executive’s employment agreement. For purposes of the executive deferred compensation plan, “Change in Control” means, subject to certain exceptions, (i) the acquisition by any person other than DLJ Merchant Banking and its affiliates of 40% or more of the combined voting power of the Company’s securities, (ii) the directors serving on the Company’s Board of Directors at the time the plan was adopted ceasing to constitute a majority of the Company’s Board of Directors, or (iii) the liquidation or dissolution of, or the sale of substantially all of the assets of, the Company.

(5)	Severance.

Termination except for Cause or termination of his own employment for Good Reason or Retirement
Each executive would be entitled to a lump sum severance payment equal to a multiple of the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. For Mr. Huseman, the multiple is three, for Messrs. Krenek, Swift and Patterson, the multiple is 1.50, and for Mr. Tyner, the multiple is 0.75. During 2008, the annual incentive target bonus for our named executive officers utilized was 60% for Mr. Huseman, 50% for Messrs. Krenek, Swift and Patterson and 40% for Mr. Tyner, in each case of their annual salary as of the end of the fiscal year. We paid annual incentive bonuses to our named executive officers of between approximately 30% and 60% of their annual salaries as of the end of the fiscal year.

Termination except for Cause, or termination of his own employment for Good Reason or Retirement, within the six months preceding or the twelve months following a Change in Control
Each executive would be entitled to a lump sum severance payment equal to a multiple of the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. For Mr. Huseman, the multiple is three, for Messrs. Krenek, Swift and Patterson, the multiple is two, and for Mr. Tyner, the multiple is one.

(6)	Bonus. In addition to severance payments, the named executive officers are entitled to a pro rata portion of their estimated bonus upon certain events of termination. The above tables reflect the annual incentive target bonus for the named executive officers for 2008.

(7)	Long-Term Incentive.

Stock Options
In the event of a termination of the executive by the Company for Cause or voluntary termination by the executive (other than for Retirement), all vested and unvested stock options expire on the termination date. In the event of Retirement, all unvested stock options expire on the termination date and all vested options expire six months after the termination date. In the event of death or disability, all unvested stock options expire on the termination date and all vested options expire one year after the termination date. In the event of any other involuntary or voluntary termination, all unvested stock options expire on the termination date and all vested options expire 90 days after the termination date. If the executive’s employment is terminated by the Company other than for Cause or terminated by the executive for Good Reason, in either case within two years after a Change in Control, all unvested stock options will immediately vest pursuant to the terms of the grant agreement and the 2003 Incentive Plan.

Restricted Stock
All unvested shares of restricted stock will be forfeited by the executive if the executive’s employment is terminated by the Company for Cause or by the executive other than for Good Reason or as a result of a Change in Control. For awards granted after March 1, 2005, if the executive’s employment is terminated by the Company other than for Cause or terminated by the executive for Good Reason, in either case within two years after a Change in Control, all unvested shares of restricted stock will immediately vest pursuant to the terms of the grant agreement. For awards on or prior to March 1, 2005, in the event of a Change in Control, all unvested shares of restricted stock will immediately vest pursuant to the 2003 Incentive Plan.

(8)	Other Benefits and Perquisites.

Employer Contributions to Executive Deferred Compensation Plan
Each executive will become fully vested in all unvested matching and discretionary contributions made by the Company into his plan account upon (i) obtaining the age of 65, (ii) his death or disability or (iii) a termination for any reason whatsoever within 24 months following a Change in Control. Otherwise, each executive will forfeit any unvested portion of his plan account upon a termination for any reason. Additionally, certain key employees, including the named executive officers, may not receive distributions before a date six months after the date they separate service from the Company for any reason other than death or disability.

COBRA Continuation
In addition to the above cash benefits paid pursuant to each executive’s employment agreement, the Company will continue to provide the executive and his dependents with health benefits for up to 18 months.

280G Tax Gross-up
The employment agreements for Messrs. Huseman, Krenek, Swift and Patterson provide for gross up payments to the extent Section 280G of the Internal Revenue Code would apply to any payments as excess “parachute” payments. The employment agreement for Mr. Tyner does not contain this provision.

Any benefits payable as described above are payable in a cash lump sum not later than 60 calendar days following the termination date. The employment agreements of the named executive officers also contain certain non-competition and non-solicitation provisions. For additional information regarding these employment agreements, see “Executive Compensation Matters — Employment Agreements.”

Director Compensation

The following table sets forth information concerning the 2008 compensation of each of our directors other than Kenneth V. Huseman, who is a named executive officer and receives no compensation for serving as a director:

Director Compensation — 2008

					Change in
					Pension Value
	Fees				and
	Earned or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c) (1)	(d) (2)	(e)	(f)	(g)	(h)

Steven A. Webster	$8,000	$114,639	$44,337	$—	$—	$—	$166,976
H.H. Wommack, III	$59,000	$29,959	$44,337	$—	$—	$—	$133,296
Sylvester P. Johnson, IV	$67,000	$29,959	$44,337	$—	$—	$—	$141,296
William E. Chiles	$77,000	$29,959	$44,337	$—	$—	$—	$151,296
Robert F. Fulton	$49,000	$29,959	$44,337	$—	$—	$—	$123,296
James S. D’Agostino, Jr.	$69,000	$29,959	$44,337	$—	$—	$—	$143,296
Thomas P. Moore, Jr.	$82,000	$29,959	$75,012	$—	$—	$—	$186,971

(1)	The grant date fair value of stock awards granted in 2008 were as follows: Steven A. Webster: $169,360; all other directors: $84,680 each. Each of our directors had the following aggregate number of restricted stock awards outstanding at December 31, 2008: Steven A. Webster: 16,000; H. H. Wommack, III: 8,000; Sylvester P. Johnson, IV: 8,000; William E. Chiles: 8,000; Robert F. Fulton: 8,000; James S. D’Agostino, Jr.: 8,000; and Thomas P. Moore, Jr.: 8,000.

(2)	Each of our directors had the following aggregate number of option awards outstanding at December 31, 2008: Steven A. Webster: 97,500; H. H. Wommack, III: 97,500; Sylvester P. Johnson, IV: 97,500; William E. Chiles: 17,500; Robert F. Fulton: 97,500; James S. D’Agostino, Jr.: 77,500; and Thomas P. Moore, Jr.: 42,500.

For additional information regarding fees earned for services as a director in 2008, including annual retainer fees, committee and chairmanship fees, and meeting fees, see “Board of Directors and Committees of the Board — Board of Directors — Compensation.” For additional information regarding fees earned for services as a director effective beginning in 2007, see “Compensation Discussion and Analysis — Board Process — Compensation of Directors.”

Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons.  During 2008, there were no transactions with related persons that were required to be disclosed in this proxy statement.

Review, Approval or Ratification of Transactions with Related Persons.  Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for establishing procedures for the approval of all related party transactions between the Company and any officer or director that would potentially require disclosure. The Board of Directors has adopted a written policy regarding related party transactions that is to be administered by the Audit Committee. The policy applies generally to transactions, arrangements or relationships in which the Company was, is or will be a participant, in which the amount involved exceeds $60,000 and in which any related person had, has or will have a direct or indirect material interest. Related persons include, among others, directors and officers of the Company, beneficial owners of 5% or more of the Company’s voting securities, immediate family members of the foregoing persons, and any entity in which the foregoing persons are employed, are a principal or in which such person has more than a 10% beneficial ownership interest. The Company’s Chief Financial Officer is responsible for submitting related person transactions to the Audit Committee for approval by the committee at regularly scheduled meetings, or, if such approval is not practicable, to the Chairman of the Audit Committee for approval between such meetings. When considering related person transactions, the Audit Committee, or where submitted to the Chairman, the Chairman, will consider all of the relevant facts available, including, but not limited to: the benefits of the transaction to the Company; the impact on a director’s independence in the event the related person is a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions available to unrelated third parties or to employees of the Company generally. The Company is not aware of any transaction that was required to be reported in its filings with the SEC where such policies and procedures either did not require review or were not followed.

Compensation Committee Interlocks and Insider Participation

Messrs. Chiles (Chairman), D’Agostino and Wommack serve as the members of our Compensation Committee. The Board of Directors has determined that Messrs. Chiles, D’Agostino and Wommack are independent directors (as defined by NYSE listing standards). None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

AUDIT RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Audit Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the charter is to provide oversight of management’s responsibility. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met seven times during the year ended December 31, 2008.

The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the Public Company Accounting Oversight Board, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2008, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Thomas P. Moore, Jr., Chairman
James S. D’Agostino, Jr.
William E. Chiles

Independent Auditor and Fees

KPMG LLP, a registered public accounting firm, audited the Company’s consolidated financial statements for fiscal 2008, and has advised the Company that it will have a representative available at the 2009 Annual Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he or she so desires.

KPMG LLP has billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2007 and 2008 annual financial statements, reviews of quarterly financial statements, and review of the Company’s documents filed with the Securities and Exchange Commission, (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements, and (iii) services related to tax compliance.

		Audit-Related
	Audit Fees	Fees		Tax Fees(1)

Fiscal 2008(3)	$1,513,000	$140,729	(2)	$—
Fiscal 2007(3)	$1,250,000	$—		$—

(1)	“Tax Fees” are paid for professional services relating to tax compliance, planning and advice.

(2)	Fees were related to the terminated merger with Grey Wolf, Inc.

(3)	There were no fees billed in 2008 or 2007 that would constitute “All Other Fees.”

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee of the Board of Directors has adopted policies regarding the pre-approval of auditor services. Specifically, commencing in 2006, the Audit Committee began approving at its May meeting all services provided by the independent public accountants. All additional services must be pre-approved on a case-by-case basis. The Audit Committee reviews the actual and budgeted fees for the independent public accountants at its 1st and 4th meetings. All of the services provided by KPMG LLP during fiscal 2008 were approved by the Audit Committee.

PROPOSAL 2:

APPROVAL OF FOURTH AMENDED AND RESTATED
BASIC ENERGY SERVICES, INC. 2003 INCENTIVE PLAN

The Board of Directors has adopted and is hereby recommending the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Restated Incentive Plan”) for approval by the stockholders.

The amendments in the Restated Incentive Plan consist primarily of:

•	increasing the total number of shares of our common stock available for issuance from 5,000,000 to 7,100,000;

•	increasing the annual limits of options, restricted stock, phantom shares and other stock-based awards that may be granted to any participant from 100,000 shares to 300,000 shares; and

•	increasing the annual limit of maximum value of performance awards that can be granted to any participant from $500,000 to $2,000,000.

A copy of the Restated Incentive Plan is attached to this proxy statement as Annex A.

As of April 23, 2009, there were no shares of common stock available for issuance under the 2003 Incentive Plan. Increasing the total number of shares available is necessary for the Company to have additional shares available for issuance as awards. The Board also believes that the amendments are necessary in light of the current market price for our shares of common stock, and that the proposed amendments will give the company better flexibility when making awards in the future with respect to annual limits. In addition, Mr. Huseman has been granted a performance-based award with a target of 82,500 shares and a maximum of 123,750 shares. The issuance of a portion of these shares to Mr. Huseman is limited by the number of shares available for issuance under the existing plan and by limitations on annual awards to an individual participant (currently 100,000 shares), and accordingly the issuance of all shares when earned will be contingent on shareholder approval of the Restated Incentive Plan. Accordingly, the Board of Directors unanimously recommends that you vote FOR this proposal.

Summary of Key Terms of the Restated Incentive Plan

Shares Available; Types of Awards

The aggregate number of shares with respect to which awards may be granted under the Restated Incentive Plan is up to 7,100,000 shares of the Company’s common stock.

The Restated Incentive Plan permits the granting of the following types of awards to officers, employees, directors and consultants of the Company: (i) stock options to purchase shares of common stock (“Options”), which may be either (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code or (b) nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code; (ii) restricted stock (“Restricted Stock”); (iii) performance awards, which are designated as a cash amount at the time of grant but may be paid in cash and/or shares at the time earned or vested (“Performance Awards”); (iv) bonus shares (“Bonus Shares”); (v) phantom shares (“Phantom Shares”); (vi) cash awards (“Cash Awards”); and (vii) other stock-based awards (“Other Stock-Based Awards,” and collectively with Options, Restricted Stock, Performance Awards, Bonus Shares, Phantom Shares and Cash Awards,“Awards”).

Eligibility for Participation

Incentive stock options may be granted only to individuals who are employees (whether or not they are directors) of the Company and its parent corporation and subsidiary corporations (within the meaning of Section 424 of the Internal Revenue Code while each such entity is a “Corporation” as described in Section 7701(a)(3) of the Internal Revenue Code and Treas. Reg. Section 1.421-1(i)(1)) of the Company. All other Awards may be granted to any employee of the Company or an affiliate of the Company, directors of the Company, or consultants of the Company or an affiliate of the Company. As of the date of this Proxy Statement, approximately 4,200 employees and seven non-employee directors are eligible to participate in the Restated Incentive Plan. The Company has not

issued Awards under the existing plan to any consultants and does not currently have any plans to do so under the Restated Incentive Plan.

Administration

The Restated Incentive Plan will be administered by the Compensation Committee of the Board, consisting of not less than two non-employee, outside directors of the Company appointed by the Board. The members of the Compensation Committee, as of the date of this Proxy Statement, are Messrs. William E. Chiles (Chairman), James S. D’Agostino and H. H. Wommack, III. Subject to the terms and conditions of the Restated Incentive Plan, the Compensation Committee will have authority to: (i) designate the employees, directors and consultants who are to be granted Awards; (ii) determine the type or types of Awards to be granted; (iii) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances any Award will be deferred; (vii) interpret and administer the Restated Incentive Plan and any instrument or agreements relating to an Award; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it may deem appropriate for the proper administration of the Restated Incentive Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for the administration of the Restated Incentive Plan.

Amendment and Termination

Except as required by applicable law or the rules of the New York Stock Exchange (or other principal exchange on which the Company’s shares are traded), and subject to certain limitations regarding effects on Awards granted, the Board or the Compensation Committee in its discretion may amend, alter, suspend, discontinue or terminate the Restated Incentive Plan. Accordingly, any amendment would require the approval of the stockholders of the Company if required by applicable law or the rules of the New York Stock Exchange. In addition, no amendment, suspension or termination of the Restated Incentive Plan, and no amendment or alteration of any Award, shall, without the consent of the holder of an Award, reduce the benefit to such holder. Furthermore, any action that may constitute a “repricing” must be approved by the entire Board of Directors, and any such Board-approved repricing will be inoperative and ineffective unless and until approved by the stockholders of the Company. Subject to certain limitations, the Compensation Committee is authorized to make adjustments to Awards in recognition of unusual or nonrecurring events affecting the Company whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Restated Incentive Plan.

Options

The Compensation Committee will have the authority to grant Options (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 Options under the Restated Incentive Plan during any calendar year.

Manner of Exercise

To exercise an Option granted under the Restated Incentive Plan, the person entitled to exercise the Option must deliver to the Company payment in full of the exercise price for the shares being purchased, together with any required withholding taxes. The Compensation Committee will determine the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made which may include, without limitation, cash, check acceptable to the Company, shares of common stock held for the period required to avoid a charge to the Company’s reported financial earnings and owned free and clear of any liens, claims, encumbrances or security interests, outstanding Awards, a Company-approved “cashless broker” exercise, other securities or other property, notes approved by the Compensation Committee, or by any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price. The value of each share of common stock delivered will be deemed to be equal to the closing sales price of a share on the applicable date (or if there is no trading on such date, on the next preceding date on which there was trading).

Exercise Price

The price at which shares of common stock may be purchased upon the exercise of an Option will be determined by the Compensation Committee at the time the Option is granted, but will not be less than the fair market value per share on the grant date, which value will be based on the closing sales price of a share on the applicable date (or if there is no trading on such grant date, on the next preceding date on which there was trading). The Restated Incentive Plan expressly prohibits the repricing of Options except in the event of adjustments (i) to stock-based Awards for a change in corporate capitalization, such as a stock split or dividend; corporate transactions, such as a corporate merger, a corporate consolidation, any corporate separation and any corporate reorganization; any partial or complete corporate liquidation; a change in accounting rules required by the Financial Accounting Standards Board; or (ii) to any Award (that is not intended to meet the requirements of the performance based compensation exception to Section 162(m) of the Internal Revenue Code) to reflect a significant corporate event.

Option Term

Subject to the terms of the Restated Incentive Plan, the Compensation Committee will determine the term of each Option, provided that in no event will the term of any Option exceed a period of 10 years from the date of its grant. Additionally, no Option that is intended to be an incentive stock option will be exercisable after the expiration of 10 years from its date of grant. The Compensation Committee may, in its discretion, (i) establish terms and conditions for the transfer of a nonqualified stock option to immediate family members or related family trusts, or similar entities, and (ii) allow Awards (other than incentive stock options) to be transferred pursuant to a qualified domestic relations order, notwithstanding anything in the Restated Incentive Plan to the contrary.

Restricted Stock

The Compensation Committee will have the authority to grant awards of Restricted Stock (subject to the limitations set forth below) and to determine (i) the participants to whom Restricted Stock will be granted, (ii) the number of shares of Restricted Stock to be granted to each such participant, (iii) the duration of the period of restrictions, and if the restrictions do not lapse, the conditions under which the Restricted Stock will be forfeited to the Company, and (iv) the other terms and conditions of such grants of Restricted Stock. Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 shares of Restricted Stock under the Restated Incentive Plan during any calendar year.

Dividends

As determined by the Compensation Committee in its discretion, dividends paid on Restricted Stock may be paid directly to the participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Compensation Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of common stock.

Forfeiture and Restrictions Lapse

Except as otherwise determined by the Compensation Committee or the terms of the Award that granted the Restricted Stock, upon termination of a participant’s employment for any reason during the applicable period of restriction, all Restricted Stock will be forfeited by the participant and reacquired by the Company. Unrestricted shares of common stock will be issued to a holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

Performance Awards

The Compensation Committee will have the authority to grant Performance Awards (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Performance Awards will be denominated as a cash amount (.e.g, $100 per award unit) a the time of grant and confer on the participant the right to receive payment of such Award, in whole or in part, upon achievement of “Performance Objectives” (as defined in the Restated Incentive Plan) during the performance periods established by the Compensation Committee with respect to the Awards. No participant may receive more than $2,000,000 (calculated as of the date of grant) of Performance Awards under the Restated Incentive Plan during any calendar year.

Performance Objectives (for Performance Awards or other Awards)

“Performance Objectives” under the Restated Incentive Plan will include the objectives, if any, established by the Compensation Committee that are to be achieved with respect to an Award granted under the Restated Incentive Plan. These objectives may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or a subsidiary by which the participant is employed or in individual or other terms, and will relate to the period of time determined by the Compensation Committee.

With respect to any Award that is intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the performance goal or goals for such award will be designed to be objective and will be with respect to one or more of the following: net earnings; operating income; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); earnings before taxes and unusual or nonrecurring items; net income before interest, income and franchise taxes, depreciation and amortization expenses, and any unusual or non-recurring non-cash expenses or income (“Company EBITDA”); revenue; return on investment; return on equity; return on total capital; return on assets; total stockholder return; return on capital employed in the business; stock price performance; earnings per share growth; and cash flows. The performance objectives need not be based on increases or positive results, but may be based on maintaining the status quo or limiting economic losses, for example. Which performance objectives to use with respect to a Performance Award, the weighting of the performance objectives if more than one is used, and whether the performance objective is to be measured against a Company-established budget or target, an index or a peer group of companies, will be determined by the Compensation Committee at the time of grant of the Performance Award.

Payment of Performance Awards

To the extent earned and vested, Performance Awards will be paid, in cash and/or in shares, in the sole discretion of the Compensation Committee, in a lump sum following the close of the performance period. To the extent that the final settlement of a vested Award is made in shares, the amount payable under a Performance Award will be divided by the fair market value per share of common stock on the determination date and the value of any fractional shares will be paid in cash.

Bonus Shares

Grants of Bonus Shares will be subject to the discretion of the Compensation Committee. Bonus Shares will be in lieu of a cash bonus that otherwise would be granted, and each Bonus Share will constitute a transfer of an unrestricted share of common stock to the participant, without other payment therefor, as additional compensation for the participant’s services to the Company.

Phantom Shares

The Compensation Committee may grant awards of Phantom Shares (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Phantom Shares are rights to receive a specified number of shares of common stock or cash equal to a specified number of shares of common stock at the end of a stated period of restriction. During the period of restriction, the participant will not have (i) any right to transfer any rights under the Phantom Shares, (ii) any rights of ownership in the Phantom Shares, or (iii) any right to vote the Phantom Shares. The Compensation Committee has discretion to place restrictions on dividends or other distributions paid on the Phantom Shares during the period of restriction of such shares. Subject to adjustment under the Restated Incentive Plan, no participant may receive more than 300,000 Phantom Shares under the Restated Incentive Plan during any calendar year.

Cash Awards

In tandem with any other grant of an Award under the Restated Incentive Plan, the Compensation Committee may grant a Cash Award that will entitle the participant to receive a specified amount of cash from the Company upon such other tandem Award becoming taxable to the participant. Such cash amount awarded pursuant to a Cash Award may be based on a formula relating to the anticipated taxable income associated with such other tandem Award and the payment of the Cash Award, except that no Cash Award will be granted if it would (i) cause application of Section 409A of the Internal Revenue Code to either the Cash Award or such other tandem Award or (ii) result in adverse tax consequences under Section 409A of the Internal Revenue Code should that code section apply to either Award.

Other Stock-Based Awards

In addition to other Awards, the Compensation Committee in its discretion may grant Other Stock-Based Awards (subject to the limitations set forth below) to such participants, in such amounts and with such terms and conditions as it may from time to time approve, subject to the terms of the Restated Incentive Plan. Other Stock-Based Awards are Awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of the Company’s common stock and deemed by the Compensation Committee to be consistent with the purposes of the Restated Incentive Plan. Other Stock-Based Awards will be paid in a lump sum, or share certificates will be issued, no later than 2 1/2 months after the date such awards vest. Subject to adjustment under the Restated Incentive Plan, the maximum number of shares or value pursuant to Other Stock-Based Awards that may be granted to any participant during any calendar year will not exceed 300,000 shares, if an Award is in Shares, or, $500,000, if the award is in dollars.

General Provisions Regarding All Awards

Term of the Restated Incentive Plan and Term of Awards

No Award will be granted under the Restated Incentive Plan after the 10th anniversary of the earlier of adoption by the Board or approval by the stockholders. However, unless otherwise expressly provided in the Restated Incentive Plan or in an applicable Award agreement, any Award granted prior to the termination of the Restated Incentive Plan, and the authority of the Board or the Compensation Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, will extend beyond the termination date of the Restated Incentive Plan.

Subject to the provisions of the Restated Incentive Plan, the Compensation Committee may determine the period for each Award, but in no event will the term of any Award exceed a period of 10 years from the date of its grant.

Limits on Transfer of Awards

Awards under the Restated Incentive Plan are generally not transferable, but, notwithstanding anything in the Restated Incentive Plan to the contrary, to the extent specifically provided for by the Compensation Committee with respect to a grant, (i) a nonqualified stock option may be transferred to immediate family members or related family trusts or similar entities on such terms and conditions as the Compensation Committee may establish, and (ii) an Award other than an incentive stock option may be transferred pursuant to a qualified domestic relations order.

Adjustments to Shares

In the event that the Compensation Committee determines that any dividend or other distribution (including, but not limited to, cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or similar corporate transaction or event affects the shares of common stock such that an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits under the Restated Incentive Plan, the Compensation Committee will make an appropriate and equitable adjustment to any or all of (i) the number and type of shares (or other securities or property) with respect to which Awards may be granted, (ii) the maximum number and type of shares (or other securities or property) with respect to which Awards may be granted to any single individual during any calendar year, (iii) the number and type of shares (or other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

Change in Control

A change in control is defined under the Restated Incentive Plan generally as: (i) the consummation of any transaction (including, without limitation, any merger, consolidation, tender offer or exchange offer by one or more individuals or persons (as defined in the Restated Incentive Plan) but excluding certain permitted persons specifically mentioned in this definition), which results in an individual or person becoming the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then-outstanding securities; (ii) the individuals who, as of the date of the Restated Incentive Plan, constitute the Board cease for any reason to constitute at least a majority of the Board, subject to the exceptions in the Restated Incentive Plan; (iii) the sale, lease, transfer, conveyance, or other disposition (including by merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to an unrelated person; or (iv) the adoption of a plan relating to liquidation or dissolution of the Company.

Notwithstanding any other provision of the Restated Incentive Plan to the contrary, all outstanding Awards granted on or prior to March 1, 2005 will automatically become fully vested immediately prior to an event that constitutes a change in control, any and all restrictions with respect to such Awards will lapse, and any and all performance criteria with respect to such Awards will be deemed to have been met in full (at the highest level).

For Awards granted after March 1, 2005, and notwithstanding any other provision of the Restated Incentive Plan to the contrary, if a participant’s employment with the Company (or a successor) and all of its Affiliates terminates within two years after a change in control and (i) the termination was initiated by the Company (or a successor) other than a termination for cause or (ii) the termination was initiated by the participant after the participant’s good-faith determination that the termination was for good reason, then all Awards held by the affected participant will become fully vested immediately as of such employment termination date, any and all restrictions with respect to such Awards will lapse, and any and all performance criteria with respect to such Awards will be deemed to have been met in full (at the highest or maximum level). Unless the Company survives as an independent publicly traded company and subject to the exceptions listed in the Restated Incentive Plan, all Options outstanding at the time of the events giving rise to each affected participant’s right to change in control benefits under the Restated Incentive Plan will terminate and each affected holder of Options will be paid an amount in cash according to the terms of the Restated Incentive Plan.

U.S. Federal Income Tax Consequences of the Plan

In General

The Plan is not qualified under Section 401(a) of the Internal Revenue Code (the “Code”).

The following summary is based on the applicable provisions of the Code as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

Status of Options

Options granted under the Plan may be either incentive stock options or nonqualified options. Under certain circumstances, an incentive stock option may be treated as a nonqualified option. The tax consequences both to the optionee and to the Company differ depending on whether an Option is an incentive stock option or a nonqualified option.

Nonqualified Options

No federal income tax is imposed on the optionee upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, the optionee will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon exercise will be the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a nonqualified option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition will be treated as capital gain or loss.

Upon an optionee’s exercise of a nonqualified option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the optionee, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the optionee of the shares of common stock.

Incentive Stock Options

No federal income tax is imposed on the optionee upon the grant of an incentive stock option. The optionee would recognize no taxable income upon exercise of an incentive stock option if the optionee (a) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the Option was granted or within one year after the shares of common stock were transferred to the optionee (the “Holding Period”) and (b) is an employee of either (i) the Company, (ii) the parent company or a subsidiary of the Company or (iii) a corporation which has assumed such Option as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the Option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the Option or the disposition of the shares of common stock so acquired.

Restricted Stock

A participant generally will not recognize taxable income upon the grant of Restricted Stock, and the recognition of any income will be postponed until such shares are no longer subject to restrictions on transfer or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income equal to the fair market value of the Restricted Stock at the time of such lapse. A participant may elect to be taxed at the time of the grant of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the excess of the fair market value of the Restricted Stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such Restricted Stock. In each case, subject to Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Performance Awards and Other Stock-Based Awards

In general, a participant who receives a Performance Award or Other Stock-Based Award will not be taxed on receipt of the Award, but instead the fair market value of the cash or common stock received will be taxable as ordinary income on the date that the cash or common stock is received in payment of the Award. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Bonus Shares

In general, the fair market value of Bonus Shares will be taxable as ordinary income on the date the Bonus Shares are received. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Phantom Shares

The amount received upon receipt of cash or stock pursuant to an award of Phantom Shares is included in taxable income at the time the cash or stock is received. In the case of receipt of stock the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Cash Awards

Generally, a Cash Award would be compensation income, subject to tax at ordinary income tax rates when paid. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for the corresponding amount.

Additional Tax Consequences

Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, Options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

PROPOSAL 3:

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected KPMG LLP as the Company’s independent auditor for fiscal year 2009, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained and supervised by the Audit Committee, the Board is submitting the selection of KPMG LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required to approve the ratification of the selection of KPMG as the Company’s independent auditor for the current fiscal year. The Board of Directors unanimously recommends that you vote FOR this proposal.

OTHER MATTERS

Management knows of no other business that will be presented to the meeting for a vote. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

The Company is soliciting proxies for the 2009 Annual Meeting and will bear the cost of solicitation. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and the Company will reimburse these parties for any out-of-pocket expenses.

PROPOSALS OF STOCKHOLDERS FOR 2010 ANNUAL MEETING

The Company expects that its 2010 annual meeting of stockholders will be held in May 2010 consistent with prior annual meetings. Stockholders of record who intend to submit a proposal at the annual meeting of stockholders in 2010 must provide written notice to the Company in accordance with the Company’s Bylaws. Under the Company’s Bylaws, such notice must be received at the Company’s principal executive offices, addressed to the Secretary of the Company, no later than January 20, 2010, which is a date at least at least 80 days prior to the date the Company currently intends to distribute its proxy statement with respect to its 2010 annual meeting of stockholders.

Stockholders who intend to submit a proposal at the annual meeting of stockholders in 2010 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed in the Company’s Bylaws and Rule l4a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in the proxy materials, stockholder proposals must be received by the Secretary of the Company at the Company’s principal executive offices no later than January 20, 2010, which the Company believes is a reasonable time before it will begin to print and send its proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2008, reports on Form 5 and amendments thereto furnished to the Company with respect to fiscal 2008, and written representations from officers and directors that no Form 5 was required to be filed, except as set forth below, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of more than 10% of the Common Stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during fiscal 2008. Mr. Moore filed a Form 4 on November 17, 2008 with respect to two reportable transactions which occurred on November 12, 2008.

ADDITIONAL INFORMATION

We are required to provide an Annual Report to stockholders of the Company for the year ended December 31, 2008, including audited financial statements, to stockholders who receive this proxy statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustee and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report along with copies of our Annual Report on Form 10-K for the year ended December 31, 2008 (without exhibits), are available free of charge to stockholders who forward a written request to Secretary, Basic Energy Services, Inc., 500 W. Illinois, Suite 100, Midland, Texas 79701. You may also review the Company’s filings with the Securities and Exchange Commission by visiting our website at www.basicenergyservices.com.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker.

The Corporate Governance Guidelines, the Code of Ethics and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are also available on the Company’s website (www.basicenergyservices.com), and copies of these documents are available to stockholders, without charge, upon request.

ANNEX A — RESTATED INCENTIVE PLAN

Fourth Amended and Restated
Basic Energy Services, Inc.
2003 Incentive Plan

(effective May 26, 2009)

SECTION 1.  Purpose of the Plan.

The Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Plan”) is intended to promote the interests of Basic Energy Services, Inc. (formerly named BES Holding Co.), a Delaware corporation (the “Company”), by encouraging officers, employees, directors and consultants of the Company and its Affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

Effective as of the effective date of the Plan as set forth in Section 10 hereunder, all outstanding stock options and other Awards granted under the Plan (including Awards previously assumed by the Company under predecessor plans) prior to this amendment and restatement, are assumed and continued hereunder. All outstanding Awards that are assumed and continued under this Plan, as amended and restated, shall remain subject to their individual Award Agreements for each such outstanding Award.

SECTION 2.  Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code) and (iii) any “subsidiary corporation” of any such parent (as defined in Section 424(f) of the Code) thereof.

“Award” shall mean any Option, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares, Other Stock-Based Award or Cash Award.

“Award Agreement” shall mean any written or electronic agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(d) of the Plan.

“Cash Award” shall mean an award payable in cash granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean the occurrence of any one of the following:

(a) the consummation of any transaction (including without limitation, any merger, consolidation, tender offer, or exchange offer) the result of which is that any individual or “person” (as such term is used in Sections 13(d)(3) and 14(d)(2), of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than (i) Southwest Royalties Holdings, Inc. and its “affiliates” (as such term is defined in Rule 144 under the Exchange Act), (ii) Credit Suisse First Boston Corporation and its “affiliates” (as such term is defined in Rule 144 under the Exchange Act), (iii) the Company or any Affiliates controlled by the Company, (iv) any employee benefit plan of the Company or any of its Affiliates or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then-outstanding securities;

(b) the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, or (ii) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board;

(c) the sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company to an unrelated person; or

(d) the adoption of a plan relating to the liquidation or dissolution of the Company.

Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” shall mean the committee appointed by the Board to administer the Plan or, if none, the Board.

“Company” shall mean the corporation described in Section 1 of the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate for a fee.

“Covered Person” shall mean any of the Chief Executive Officer of the Company and the four (4) highest paid officers of the Company other than the Chief Executive Officer as described in Section 162(m)(3) of the Code.

“Director” shall mean a “non-employee director” of the Company, as defined in Rule 16b-3.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to Shares, the fair market value determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the closing sales price (or, if applicable, the highest reported bid price) of a Share on the applicable date (or if there is no trading in the Shares on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

“Option” shall mean an option granted under Section 6(a) of the Plan. Options granted under the Plan may constitute “incentive stock options” for purposes of Section 422 of the Code or nonqualified stock options that are not intended to satisfy the requirements of Section 422 of the Code.

“Other Stock-Based Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a Share.

“Participant” shall mean any Director, Employee or Consultant granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(c) of the Plan.

“Performance Objectives” means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or a subsidiary in which the Participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time determined by the Committee. The Performance Objectives intended to qualify under Section 162(m) of the Code shall be with respect to one or more of the following: (i) net earnings; (ii) operating income; (iii) earnings before interest and taxes (“EBIT”); (iv) earnings before interest, taxes, depreciation, and amortization expenses (“EBITDA”); (v) earnings before taxes and unusual or nonrecurring items; (vi) net income before interest, income and franchise taxes, depreciation and amortization expenses, and any unusual or non-recurring non-cash expenses or income (“Company EBITDA”); (vii) revenue; (viii) return on investment; (ix) return on equity; (x) return on total capital; (xi) return on assets; (xii) total stockholder return; (xiii) return on capital employed in the business; (xiv) stock price performance; (xv) earnings per share growth; and (xvi) cash flows. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies, shall be determined by the Committee in its discretion at the time of grant of the Award. A Performance Objective need not be based on an increase or a positive result under a particular business criterion and may include, for example, maintaining the status quo or limiting economic losses.

“Person” shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Phantom Shares” shall mean an Award of the right to receive Shares issued at the end of a Restricted Period (an amount of cash equal to a specified number of Shares, or a combination thereof) which is granted pursuant to Section 6(e) of the Plan.

“Plan” shall mean the plan described in Section 1 of the Plan and set forth in this document, as amended from time to time.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any Share, prior to the lapse of restrictions thereon, granted under Sections 6(b) of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Shares” or “Common Shares” or “Common Stock” shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Awards under the Plan.

“Termination for Cause” shall mean, unless eliminated or otherwise defined by the Committee in a Participant’s Award, the occurrence of any of the following events:

(i) the commission by Participant of a material act of willful misconduct including, but not limited to, the willful violation of any material law, rule, regulation or cease and desist order applicable to Participant or the Company (other than a law, rule or regulation relating to a minor traffic violation or similar offense), or an act which constitutes a breach of a fiduciary duty owed to the Company by Participant involving personal profit;

(ii) the commission by Participant of an act of dishonesty relating to the performance of Participant’s duties, habitual unexcused absence from work, willful failure to perform duties in any material respect (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or disability), or gross negligence in the performance of duties resulting in material damage or injury to the Company, its reputation or goodwill (provided, however, that in the event of Participant’s willful failure to perform duties in any material respect, Participant shall be provided with written notice of such event and shall be provided with a reasonable opportunity, and in no event more than 30 days, to cure such failure to perform his duties); or

(iii) any felony conviction of Participant or any conviction involving dishonesty, fraud or breach of trust (other than for a minor traffic violation or similar offense), whether or not in the line of duty.

“Termination for Good Reason” shall mean, unless eliminated or otherwise defined by the Committee in a Participant’s Award, any nonconsentual (i) material reduction in the Participant’s authority, duties or responsibilities; (ii) reduction in the Participant’s compensation by more than 20 percent from the compensation (excluding Awards pursuant to this Plan or other stock-based compensation) paid by the Company during the completed fiscal year prior to the Change of Control; or (iii) change caused by the Company in the Participant’s office location of more than 35 miles from its location on the date of the Change in Control; provided, however, that the Participant terminates his employment with the Company and its Affiliates hereunder within 120 days following the date on which the Participant has actual notice of the event that gives rise to the Termination for Good Reason.

SECTION 3.  Administration.

(a) General.  The Plan shall be administered by the Committee. Should any class of Common Stock be registered under Section 12(g) of the Exchange Act, the Committee shall be composed of not less than two (2) members of the Board, each of whom shall meet the definition of “nonemployee director” for purposes of Rule 16b-3 promulgated by the SEC under the Exchange Act and an “outside director” under Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or the acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(b) Committee Authority.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; provided, however, the Committee shall not take any action otherwise authorized under this Section 3(b) to the extent that (i) such action would cause (A) the application of Section 162(m) or 409A of the Code to the Award or (B) create adverse tax consequences under Section 162(m) or 409A of the Code should either or both of those Code sections apply to the Award or (ii) materially reduce the benefit to the Participant without the consent of the Participant. No member of the Committee shall vote or act upon any matter relating solely to himself and grants of Awards to members of the Committee must be ratified by the Board. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the members of the Board and Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

SECTION 4.  Shares Available for Awards.

(a) Shares Available.  Subject to adjustment as provided in Section 4(c), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be up to 7,100,000 Shares (including after giving effect to a 5-for-1 stock split effected as a stock dividend on September 26, 2005). Except for withholding of Shares for payment of taxes or exercise price, if any Award is exercised, paid, forfeited, terminated or canceled without the delivery of Shares, then the Shares covered by such Award, to the extent of such payment, exercise, forfeiture, termination or cancellation, shall again be Shares with respect to which Awards may be granted. Awards will not reduce the number of Shares that may be issued pursuant to the Plan if the settlement of the Award will not require the issuance of Shares, as, for example, an Other Stock-Based Award that can be satisfied only by the payment of cash.

(b) Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares and shall be fully paid and nonassessable.

(c) Adjustments.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the maximum number and type of Shares (or other securities or property) with respect to which Awards may be granted to any single individual during any calendar year, (iii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

SECTION 5.  Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant and receive an Award under the Plan.

SECTION 6.  Awards.

(a) Options.  Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i) Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than the Fair Market Value per Share on such grant date.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part (which may include the achievement of one or more Performance Objectives), and the method or methods by which, and the form or forms, in which payment of the exercise price with respect thereto may be made or deemed to have been made (which may include, without limitation, cash, check acceptable to the Company, Shares held for the period required to avoid a charge to the Company’s reported financial earnings and owned free and clear of any liens, claims, encumbrances or security interests, outstanding Awards, a “cashless-broker” exercise (through procedures approved by the Committee and the Company), other securities or other property, notes approved by the Committee, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price); provided, however, in order to exercise an Option, the Person or Persons entitled to exercise the Option shall deliver to the Company payment in full for the Shares being purchased and, unless other arrangements have been made with, or procedures have been established and approved by, the Committee, any required withholding taxes.

(iii) Incentive Stock Options.  The terms of any Option granted under the Plan intended to be an incentive stock option shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive stock options may be granted only to employees of the Company and its parent corporation and subsidiary corporations, within the meaning of Section 424 of the Code while each such entity is a “Corporation” described in Section 7701(a)(3) of the Code and Treas. Reg. Section 1.421-1(i)(1). To the extent the aggregate Fair Market Value of the Shares (determined as of the date of grant) of an Option to the extent exercisable for the first time during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Option Shares in excess of $100,000 shall be nonqualified stock options. No Option that is an incentive stock option shall be exercisable after the expiration of 10 years from its date of grant. Notwithstanding anything herein to the contrary, in no event shall any person owning stock possessing more than 10% of the total combined voting power of the Company and its Affiliates be granted an incentive stock option hereunder unless (1) the Option exercise price shall be at least 110% of the Fair Market Value of the Shares subject to such Option at the time the Option is granted and (2) the term during which such Option is exercisable does not exceed five years from its date of grant.

(iv) Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Options that may be granted to any Participant during any calendar year shall not exceed 300,000 Shares.

(b) Restricted Stock.  Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including Performance Objectives, if any, under which if not achieved, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

(i) Dividends.  Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

(ii) Registration.  Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii) Forfeiture and Restrictions Lapse.  Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant’s employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

(iv) Transfer Restrictions.  During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6(h)(i).

(v) Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Shares of Restricted Stock that may be granted to any Participant during any calendar year shall not exceed 300,000 Shares of Restricted Stock.

(c) Performance Awards.  The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount (e.g., $100 per award unit) at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such Performance Objectives during such performance periods as the Committee shall establish with respect to the Award.

(i) Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Objectives to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award. In the case of any Performance Award granted to a Covered Employee in any calendar year in which any class of Common Stock is registered under Section 12(g) of the Exchange Act, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations issued thereunder (including Treasury Regulation Section 1.162-27 and any successor regulation thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. In addition, achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six (6) months and not more than ten (10) years, as specified by the Committee. Performance goals in the case of any Performance Award granted to a Covered Person in any year in which any class of Common Stock is registered under Section 12(g) of the Exchange Act shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Award, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code. Subject to Section 8, the Committee shall not exercise discretion to increase any amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code.

(ii) Payment of Performance Awards.  Performance Awards, to the extent earned and vested, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum following the close of the performance period. Except as may otherwise be required under Section 409A of the Code, cash payments or tendered stock certificates described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. To the extent that the final settlement of a vested Award is to be made in Shares, the amount payable under a Performance Award shall be divided by the FMV Per Share of Common Stock on the determination date and a stock certificate evidencing the resulting shares of Common Stock (to the nearest full share) shall be delivered to the Participant, or his personal representative, and the value of any fractional shares will be paid in cash. The Company will also retain the right under any of its deferred compensation plans to make additional contributions related to these Awards into a deferred compensation plan, which Award will not vest until retirement or certain conditions of termination as provided by that plan.

(iii) Limits.  The maximum value of Performance Awards that may be granted to any Participant during any calendar year shall not exceed $2,000,000 calculated as of the date of grant.

(d) Bonus Shares.  The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant’s services to the Company. Bonus Shares shall be in lieu of a cash bonus that otherwise would be granted.

(e) Phantom Shares.  The Committee shall have the authority to grant Awards of Phantom Shares to Participants upon such terms and conditions as the Committee may determine.

(i) Terms and Conditions.  Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including Performance Objectives, if any, as the Committee may specify at the date of grant. Payment shall be made in a lump sum no later than 2 1/2 months after the end of the Restricted Period. During the Restricted Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

(ii) Dividends.  Any Phantom Share award may provide that an amount equal to any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(iii) Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Phantom Shares that may be granted to any Participant during any calendar year shall not exceed 300,000 Phantom Shares.

(iv) Additional Limitations.  Notwithstanding any other provision of this Section 6(e) to the contrary, any such Phantom Shares Award granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

(f) Cash Awards.  The Committee shall have the authority to determine the Participants to whom Cash Awards shall be granted, the amount, whether the Cash Awards may be voluntarily or shall be involuntarily deferred in a Company deferred compensation plan, and the terms or conditions, if any, as additional compensation or as deferred compensation for the Participant’s services to the Company or its Affiliates. If granted, a Cash Award shall be granted (simultaneously or subsequently) in tandem with another Award and shall entitle a Participant to receive a specified amount of cash from the Company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the Cash Award; provided, however, a Cash Award shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to either Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to either Award.

(g) Other Stock-Based Awards.  The Committee may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, including the Performance Objectives, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Notwithstanding any other provision of the Plan to the contrary, any Other Stock-Based Award shall contain terms that (i) are designed to avoid application of Section 409A of the Code or (ii) are designed to avoid adverse tax consequences under Section 409A should that Code section apply to such Award. Payment shall be made in a lump sum, or Share certificates issued, no later than 2 1/2 months after the date such Other Stock-Based Award becomes vested. Subject to adjustment as provided in Section 4(c) insofar as that provision relates to Shares, the maximum number of Shares or value for which Other Stock-Based Awards may be granted to any Participant during any calendar year shall not exceed 300,000 Shares, if the Award is in Shares, or $500,000, if the Award is in dollars.

(h) General.

(i) Limits on Transfer of Awards.

A.	Except as provided in (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

B.	Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company). Any such attempted or purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void, ineffective and unenforceable against the Company or any Affiliate, and shall give no right to the purported transferee, and shall at the sole discretion of the Committee result in the forfeiture of the Award with respect to the Award involved in such attempted or perpetual transfer or encumbrance.

C.	Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, (1) a nonqualified stock option may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish, and (2) an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order described in Section 414(p) of the Code.

(ii) Term of Awards.  Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of 10 years from the date of its grant.

(iii) Share Certificates.  All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(iv) Consideration for Grants.  Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

(v) Delivery of Shares or other Securities upon Payment by Participant of Consideration.  No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company (including Shares being withheld in accordance with Section 8(b) or any applicable Award agreement).

(vi) Section 409A Considerations.  Notwithstanding any other provision of the Plan to the contrary, any Award granted after December 31, 2004 shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code Section apply to the Award. Dividend payments under any Award (which are paid directly to any Participant and which are otherwise subject to Section 409A) shall be made monthly (if any) as of the last business day of each month, which payment date is intended to be a fixed time or schedule under Treasury Regulation 1.409A-3(a)(4).

(vii) 409A Specified Employee.  If the Participant is a “specified employee,” as defined in 409A and the applicable regulations, except to the extent permitted under Section 409A of the Code, no payment of any Award that is subject to Section 409A of the Code (after taking into account all applicable exceptions to Section 409A of the Code, including but not limited to the exceptions for short-term deferrals and for “separation pay only upon an involuntary separation from service”) shall be made under the Plan on account of the Participant’s “separation from service,” as defined in Section 409A of the Code, with the Company until the later of the date prescribed for payment in the Award and the first day of the seventh calendar month that begins after the date of the Participant’s separation from service (or, if earlier, the date of death of the Participant). Any such amounts shall be aggregated and paid in a lump sum.

SECTION 7.  Amendment and Termination.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) Amendments to the Plan.  Except as required by applicable law or the rules of the principal securities exchange or market on which the shares are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person.

(b) Amendments to Awards.  Subject to (d) below, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c), in any Award shall reduce the benefit to Participant without the consent of such Participant. In no event shall the Committee, if not the Board, take action without the approval of the Board that constitutes a “repricing” of an Option for financial accounting purposes, and any Board-approved repricing shall be inoperative and ineffective unless and until approved by the stockholders.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  Subject to (d) below, the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, that any such election would not (i) cause the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under Section 409A of the Code should Section 409A apply to the Award.

(d) Section 162(m).  The Committee, in its sole discretion and without the consent of the Participant, in addition to adjustments that may be made pursuant to Section 7(c) above, may amend (i) any stock-based Award to reflect (1) a change in corporate capitalization, such as a stock split or dividend, (2) a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), (3) any partial or complete corporate liquidation, or (4) a change in accounting rules required by the Financial Accounting Standards Board and (ii) any Award that is not intended to meet the requirements of the performance based compensation exception to Section 162(m) of the Code, to reflect a significant event that the Committee, in its sole discretion, believes to be appropriate to reflect the original intent in the grant of the Award. With respect to an Award that is subject to Section 162(m) of the Code, subject to Section 8, the Committee (i) shall not take any action that would disqualify such Award as performance based compensation and (ii) must first certify that the Performance Objectives, if applicable, have been achieved before the Award may be paid.

SECTION 8.  Change in Control.

(a) Awards Granted on or Prior to March 1, 2005.  Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company all outstanding Awards granted on or prior to March 1, 2005 shall automatically become fully vested immediately prior to such Change in Control (or such earlier time as set by the Committee), all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full (at the highest level).

(b) Awards Granted After March 1, 2005.  With respect to Awards granted after March 1, 2005, notwithstanding any other provision of this Plan to the contrary, in the event that a Participant’s employment with the Company (or a successor) and all of its Affiliates terminates within 2 years after a Change in Control of the Company and (i) such termination of employment was initiated by the Company (or a successor) other than for a Termination for Cause or (ii) such termination of employment was initiated by a Participant after determining in the Participant’s good faith reasonable judgment that the termination is a Termination for Good Reason, all such Awards of each affected Participant shall become fully vested immediately as of such employment termination date, all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full (at the highest or maximum level). Unless the Company survives as an independent publicly traded company, all Options outstanding at the time of the events that give rise to each affected Participant’s right to Change in Control benefits hereunder shall terminate and the Optionee shall be paid, with respect to each Option, an amount in cash equal to the excess of the Fair Market Value of a Share over the Option’s exercise price (if the Option exercise price exceeds the Fair Market Value of a Share on such date, the

Optionee shall be paid an amount in cash equal to the lesser of $1.00 or the Black-Scholes value of the cancelled Option as determined in good faith by the Board), unless and except to the extent provision is made in writing in connection with such Change in Control event or transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue as fully vested and immediately exercisable Options in the manner and under the terms so provided.

SECTION 9.  General Provisions.

(a) No Rights to Awards.  No Director, Employee, Consultant or other Person shall have any claim to be granted any Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

(b) Withholding.  The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable at the minimum statutory rate in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes at the minimum statutory rate. In addition, the Committee may provide, in an Award Agreement, that the Participant shall have the right to direct the Company to satisfy the Company’s actual tax withholding obligation through the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

(c) No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service relationship at any time, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(d) Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law.

(e) Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(f) Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(g) Unfunded Plan.  Neither the Plan nor the Award shall create or be construed to create a trust or separate fund or funds. Neither the Plan nor any Award shall establish any kind of a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h) No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i) Substitute Awards.  Awards may be granted from time to time in substitution for similar awards held by employees or directors of other corporations who become Employees or Directors of the Company or its Affiliates as the result of a merger or consolidation of such director or employee’s employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of such director or employee’s employing corporation, or the acquisition by the Company or any Affiliate of the stock of such director or employee’s employing corporation. The terms and conditions of substitute Awards granted shall comport with the terms and conditions set forth in the Plan.

(j) Shareholder Agreements.  The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement or repurchase agreement in such form as approved from time to time by the Board.

(k) Gender, Tense and Headings.  Whenever the context requires, words of the masculine gender used herein shall include the feminine and neuter and words used in the singular shall include the plural. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(l) No Guarantee of Tax Consequences.  None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

(m) Section 162(m) Special Transition Rule.  Should any class of Common Stock be registered under Section 12(g) of the Exchange Act, the Plan is intended to qualify for the transition relief provided under Treasury Regulation § 1.162-27(f). Accordingly, all compensation realized by Participants in connection with Awards granted under the Plan within the reliance period described therein is intended to be exempt from the limitation on tax deductibility under Section 162(m) of the Code. For purposes of the Plan, the reliance period will expire on the earlier of (i) the expiration of the Plan, (ii) a “material modification” of the Plan (within the meaning of Treasury Regulation § 1.162-27(h)(1)(iii)), (iii) the issuance of all Common Stock that has been allocated under the Plan, or (iv) the first meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Common Stock is first registered under Section 12(g) of the Exchange Act.

SECTION 10.  Effective Date of the Plan.

The Plan, as hereby amended and restated, shall be effective on the date it is approved and adopted by the Board, including with respect to all Awards granted on or after March 1, 2005, except as otherwise provided in the Plan.

SECTION 11.  Term of the Plan.

No Award shall be granted under the Plan after the 10th anniversary of the earlier of the date this Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

0 BASIC ENERGY SERVICES, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 2009 The 2009 Annual Meeting of the Stockholders of Basic Energy Services, Inc. (the “Company”) will be held on Tuesday, May 26, 2009, at 10:00 a.m. local time, at the Petroleum Club of Midland, located at 501 W. Wall, Midland, Texas 79701. The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints Kenneth V. Huseman and Alan Krenek, or either of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the 2009 Annual Meeting scheduled to be held on May 26, 2009, or at any adjournment or postponement thereof, on all matters coming before said meeting, all shares of Common Stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card. YOUR VOTE IS IMPORTANT TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE. (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF STOCKHOLDERS OF
BASIC ENERGY SERVICES, INC. May 26, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at htpps://www.proxydocs.com/BAS Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330030000000000000 6 052609 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN
1. To elect THREE Class I directors to serve a three-year term. 2. APPROVAL OF FOURTH AMENDED AND RESTATED BASIC ENERGY SERVICES, INC. 2003 INCENTIVE PLAN Nominees for election as Class I directors: To approve the Fourth Amended and Restated Basic Energy O STEVEN A. WEBSTER
FOR ALL NOMINEES O SYLVESTER P. JOHNSON, IV Services, Inc. 2003 Incentive Plan O H. H. WOMMACK, III WITHHOLD AUTHORITY 3. RATIFICATION OF AUDITORS To ratify the selection of KPMG LLP as the Company’s independent FOR ALL NOMINEES FOR ALL EXCEPT auditor for fiscal year 2009
(See instructions below) In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees as director, FOR the approval of the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan, FOR the ratification of the selection of KPMG LLP as the Company’s independent auditor and, in the discretion of INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: the proxies, with respect to such other business as may properly come before the meeting. The Board of Directors recommends a vote FOR the election of the nominees as director, FOR the approval of the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan and FOR the ratification of the selection of KPMG LLP as the Company’s independent auditor. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.